                                                         File Nos. 33-81472
                                                                   811-8626

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                             /X/

                         Pre-Effective Amendment No.                    / /

                         Post-Effective Amendment No. 1                 /X/

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                      /X/

                                 Amendment No. 3
                        (Check appropriate box or boxes)

                          VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


Title and Amount
of Securities                                               Amount of
Being Registered                                            Registration Fee
----------------                                            ----------------
Flexible Payment    Pursuant to Rule 24f-2, the                 $
Deferred Annuity    Registrant has filed an election
Contracts           to register an indefinite
                    number of securities
                    under the Securities Act of 1933

It is proposed that this filing will become effective:

         -- immediately upon filing pursuant to paragraph (b) of Rule 485 X on December 29, 1995 pursuant to paragraph (b) of Rule 485
         -- 60 days after filing pursuant to paragraph (a) of Rule 485
         -- on [date] pursuant to paragraph (a) of Rule 485

The registrant has elected pursuant to Rule 24f-2 under the Investment Company Act of 1940 to register an indefinite amount of securities. The Registrant intends to file its Rule 24f-2 Notice for the fiscal year ended August 31, 1996 on or about October 31, 1996.

                          VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                           Caption
-----------------------                           -------
1.      Cover Page.............................   Cover Page

2.      Definitions............................   Definitions

3.      Synopsis...............................   Fee Tables; Examples

4.      Condensed Financial Information........   Condensed Financial
                                                  Information-Accumulation
                                                  Unit Values

5.      General Description of Registrant,
        Depositor and Portfolio Companies......   Description of the
                                                  Company, the Separate
                                                  Account and the General
                                                  Account; Separate Account
                                                  Investments; Additional
                                                  Information About the
                                                  Company

6.      Deductions.............................   Contract Charges

7.      General Description of
        Variable Annuity Contracts.............   Description of the
                                                  Contracts; Annuity
                                                  Period; Purchases,
                                                  Withdrawals and
                                                  Contract Value

8.      Annuity Period.........................   Annuity Period

9.      Death Benefit..........................   Description of the
                                                  Contracts; Annuity Period

10.     Purchases and Contract Value...........   Purchases, Withdrawals
                                                  and Contract Value

11.     Redemptions............................   Purchases, Withdrawals
                                                  and Contract Value

12.     Taxes..................................   Taxes

13.     Legal Proceedings......................   Legal Proceedings

14.     Table of Contents of Statement
        of Additional Information..............   Additional Information
                                                  About the Separate
                                                  Account

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


         Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                            Caption
-----------------------                            -------
15.     Cover Page.............................   Cover Page

16.     Table of Contents......................   Table of Contents

17.     General Information and History........   Description of the
                                                  Company, the Separate
                                                  Account and the General
                                                  Account(P); Separate
                                                  Account Investments(P);
                                                  Additional Information
                                                  About the Company(P)

18.     Services...............................   Contract Charges(P);
                                                  Custodian(P); Financial
                                                  Statements

19.     Purchase of Securities Being Offered...   Purchases, Withdrawals
                                                  and Contract Value(P)

20.     Underwriters...........................   Purchases, Withdrawals
                                                  and Contract Value(P);
                                                  Distribution of Contracts

21.     Calculation of Performance Data........   Performance Data

22.     Annuity Payments.......................   Annuity Period(P);
                                                  Annuity Unit Values;
                                                  Annuity Payments

23.     Financial Statements...................   Depositor: Financial
                                                  Statements(P);
                                                  Registrant: Financial
                                                  Statements


                                     PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------

                            VISTA CAPITAL ADVANTAGE
                        FLEXIBLE PAYMENT GROUP DEFERRED
                               ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                                   ISSUED BY
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                          VARIABLE ANNUITY ACCOUNT TWO

CORRESPONDENCE ACCOMPANIED              ALL OTHER CORRESPONDENCE,
BY PAYMENTS                             ANNUITY SERVICE CENTER:
  P.O. BOX 100330                         P.O. BOX 54299
  PASADENA, CALIFORNIA 91189-0001         LOS ANGELES, CALIFORNIA 90054-0299
                                          TELEPHONE NUMBER: (800) 90-VISTA

     The Contracts offered by this prospectus provide for accumulation of Contract Values and payment of annuity benefits on a fixed and/or variable basis. The Contracts are available for both Qualified and Nonqualified Plans (See "Taxes," page 33).

     Purchase Payments under the Contracts may be allocated among the Portfolios of the Separate Account, and/or to one or more of the Fixed Account options funded through the Company's General Account. Each of the six Portfolios of the Separate Account described in this prospectus is invested solely in the shares of one of the following currently available Underlying Funds of Mutual Fund Variable Annuity Trust:
     - International Equity                      - Asset Allocation
     - Capital Growth                            - U.S. Treasury Income
     - Growth and Income                         - Money Market

Additional Underlying Funds may be made available in the future.


     The Fixed Account options pay fixed rates of interest declared by the Company for specified Guarantee Periods from the dates amounts are allocated to the Fixed Account. As of the date of this prospectus, one, three, five, seven and ten year options were available in most states. Please contact the Company or the financial representative from whom this prospectus was obtained for information as to currently available guarantee options. Such declared rates will vary from time to time but will not be less than 3% per annum, and, once established for a particular allocation, will not change during the course of the Guarantee Period. However, withdrawals, transfers or annuitizations from the three, five, seven and ten year Fixed Account options prior to the end of the applicable Guarantee Period(s), will generally result in the imposition of a Market Value Adjustment (See page 17).


     This prospectus concisely sets forth the information a prospective investor ought to know before investing. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE. Participants bear the complete investment risk for all Purchase Payments allocated to the Separate Account. With respect to allocations to the Fixed Account, Participants also bear the risk that amounts prematurely withdrawn, transferred or annuitized from, the General Account prior to the end of their respective Guarantee Periods could result in the Participant receiving less than Purchase Payments so allocated.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS INVOLVE RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.


     This Prospectus is dated December 29, 1995.

ADDITIONAL INFORMATION:

     The Company has filed registration statements (the "Registration Statements") with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statements and does not contain all of the information set forth in the Registration Statements and exhibits thereto, and reference is hereby made to the Registration Statements and exhibits for further information relating to the Company, the Separate Account, and the Contracts. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Commission. Such reports and other information filed by the Company can be inspected and copied, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the regional offices in Chicago and New York. The addresses of these regional offices are as follows: 500 West Madison Street, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material also can be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the rules and regulations of the Commission at prescribed rates.


     A Statement of Additional Information about the variable portion of the Contracts has been filed with the Commission, as part of the Registration Statements, and is available without charge upon written or oral request to the Company at its Annuity Service Center at the address and telephone number given on the prior page. The Table of Contents of the Statement of Additional Information dated December 29, 1995, appears on page 53 of this prospectus.

                               TABLE OF CONTENTS

ITEM                                                                                   PAGE
                                                                                       ----
DEFINITIONS..........................................................................     4
SUMMARY..............................................................................     7
FEE TABLES...........................................................................    10
EXAMPLES.............................................................................    11
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT VALUES..........................    12
PERFORMANCE DATA.....................................................................    12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT.............    13
     Company.........................................................................    13
     Separate Account................................................................    13
     General Account.................................................................    14


SEPARATE ACCOUNT INVESTMENTS.........................................................    15
     Underlying Funds................................................................    15
     Voting Rights...................................................................    16
     Substitution of Securities......................................................    16
FIXED ACCOUNT OPTIONS................................................................    17
     Allocations.....................................................................    17
     Renewals........................................................................    17
     Market Value Adjustment.........................................................    17
CONTRACT CHARGES.....................................................................    19
     Mortality and Expense Risk Charge...............................................    19
     Administrative Charges..........................................................    19
       Contract Administration Charge................................................    19
       Transfer Fee..................................................................    19
     Sales Charges...................................................................    20
       Withdrawal Charge.............................................................    20
       Distribution Expense Charge...................................................    21
     Premium Taxes...................................................................    21
     Deduction for Separate Account Income Taxes.....................................    21
     Other Expenses..................................................................    21
     Reduction of Charges for Sales to Certain Groups................................    22
DESCRIPTION OF THE CONTRACTS.........................................................    22
     Summary.........................................................................    22
     Participant.....................................................................    22
     Annuitant.......................................................................    22
     Modification of the Contract....................................................    22
     Assignment......................................................................    22
     Death Benefit...................................................................    23
     Beneficiary.....................................................................    23
PURCHASES, WITHDRAWALS AND CONTRACT VALUE............................................    24
     Minimum Purchase Payment........................................................    24
       Automatic Payment Plan........................................................    24
       Automatic Dollar Cost Averaging Program.......................................    24
       Asset Allocation Rebalancing Program..........................................    24
       Principal Advantage Program...................................................    25
     Participants' Accounts..........................................................    25
     Allocation of Purchase Payments.................................................    25
     Transfer During Accumulation Period.............................................    26
     Separate Account Accumulation Unit Value........................................    26
     Fixed Account Accumulation Value................................................    27
     Distribution of Contracts.......................................................    27
     Withdrawals (Redemptions).......................................................    27
       Systematic Withdrawal Program.................................................    28
       ERISA Plans...................................................................    28
       Deferment of Fixed Account Withdrawal Payments................................    28
     Minimum Contract Value..........................................................    29
ANNUITY PERIOD.......................................................................    29
     Annuity Date....................................................................    29
       Deferment of Payments.........................................................    29
       Payments to Participant.......................................................    29
     Allocation of Annuity Payments..................................................    29

ITEM                                                                                   PAGE
                                                                                       ----
     Annuity Options.................................................................    30
     Other Options...................................................................    31
     Transfer During Annuity Period..................................................    31
     Death Benefit During Annuity Period.............................................    31
     Annuity Payments................................................................    31
       Initial Monthly Annuity Payment...............................................    31
       Subsequent Monthly Payments...................................................    32
     Annuity Unit Value..............................................................    32
       Net Investment Factor.........................................................    32
ADMINISTRATION.......................................................................    33
TAXES................................................................................    33
     General.........................................................................    33
     Withholding Tax on Distributions................................................    34
     Diversification -- Separate Account Investments.................................    34
     Multiple Contracts..............................................................    35
     Tax Treatment of Assignments....................................................    35
     Qualified Plans.................................................................    35
     Tax Treatment of Withdrawals....................................................    36
       Qualified Plans...............................................................    36
       Nonqualified Plans............................................................    37
ADDITIONAL INFORMATION ABOUT THE COMPANY.............................................    38
     Selected Consolidated Financial Information.....................................    38
     Management's Discussion and Analysis of Financial Condition and Results of
      Operations.....................................................................    39
     The Company's Directors and Executive Officers..................................    47
     Executive Compensation..........................................................    48
STATE REGULATION.....................................................................    49
CUSTODIAN............................................................................    50
LEGAL PROCEEDINGS....................................................................    50
REGISTRATION STATEMENTS..............................................................    50
INDEPENDENT ACCOUNTANTS..............................................................    50
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT....................................    51
FINANCIAL STATEMENTS.................................................................    51
APPENDIX A -- WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT........   A-1


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                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PERIOD -- The period between the Certificate Date and the Annuity Date; the build-up phase under the Contract.

ACCUMULATION UNIT -- A unit of measurement which the Company uses to calculate Contract Value under the variable portion of the Contracts during the Accumulation Period.

ANNUITY SERVICE CENTER -- Its address and phone number are: P.O. Box 54299, Los Angeles, California 90054-0299; (800) 90-VISTA. Correspondence accompanying a payment should be directed to P.O. Box 100330, Pasadena, California 91189-0001. The Company will notify Contractholders and Participants of any change in address or telephone number.

ANNUITANT -- The natural person on whose life the annuity benefits under a Certificate are based.

ANNUITIZATION -- The process by which a Participant converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Certificate is converted from the build-up phase to the phase during which the Participant or other payee(s) receive periodic annuity payments.

ANNUITY DATE -- The date on which annuity payments are to begin.

ANNUITY PERIOD -- The period starting on the Annuity Date.

ANNUITY UNIT -- A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) -- The person(s) designated to receive any benefits under a Certificate upon the death of the Annuitant or the Participant.

CERTIFICATE -- A document that describes and evidences a Participant's rights under a group Contract.

CERTIFICATE DATE -- The date a Certificate is issued.

CODE -- The Internal Revenue Code of 1986, as amended.

COMPANY -- Anchor National Life Insurance Company, a California corporation.

CONTRACT(S) -- The Flexible Payment Group Deferred Annuity Contracts offered by this prospectus.

CONTRACT VALUE -- The value under a Contract of a Participant's Account, equal to the sum of the values of the Participant's interest in the Fixed Account and the Separate Account.

CONTRACT YEAR -- A year starting from the Certificate Date in one calendar year and ending on the Certificate Date in the succeeding calendar year.

CONTRACTHOLDER -- The person or entity to whom a group Contract has been issued on behalf of Participants in a particular group.

CONTRIBUTION YEAR -- With respect to a given Purchase Payment, a year starting from the date of the Purchase Payment in one calendar year and ending on the day before the anniversary of such date in the succeeding calendar years. The Contribution Year in which a Purchase Payment is made is "Contribution Year 0"; subsequent Contribution Years are successively numbered beginning with Contribution Year 1.

CURRENT INTEREST RATE -- The interest rate as declared from time to time by the Company to be in effect for allocations to the Fixed Account for a specified Guarantee Period. It is equal to the sum of the subsequent Guarantee Rate and the excess interest rate, if any, declared by the Company for such allocation. The subsequent Guarantee Rate will not be less than 3% per annum.

DUE PROOF OF DEATH -- (1) A certified copy of a death certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to the Company.

FIXED ACCOUNT -- Contract Values allocated to the Company's General Account under one or more of the Fixed Account options under the Contract.

FIXED ANNUITY -- A series of payments that are fixed in amount and made during the Annuity Period to a payee under a Certificate.

GENERAL ACCOUNT -- The Company's general investment account which contains all the assets of the Company, with the exception of the Separate Account and other segregated asset accounts.

GUARANTEE AMOUNT -- The accumulated value of that portion of a Participant's Account allocated to the Fixed Account for a Guarantee Period.

GUARANTEE PERIOD -- A period during which an allocation to the Fixed Account will earn interest at the Current Interest Rate that was in effect for that period when the allocation was made.

GUARANTEE RATE -- The interest rate in effect for a particular allocation to the Fixed Account for a specified Guarantee Period.

LATEST ANNUITY DATE -- The first day of the month following the 85th birthday of the Annuitant. In the case of Contracts issued in connection with Qualified Plans, the Code generally requires that a minimum distribution be taken by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Accordingly, the Company may require a Participant in a Qualified Plan to annuitize prior to such date unless the Participant demonstrates that the minimum distribution is otherwise being made.


MARKET VALUE ADJUSTMENT -- An adjustment applied to amounts withdrawn, transferred or annuitized from the three, five, seven and ten year Fixed Account options prior to the end of the applicable Guarantee Period(s).


NONQUALIFIED PLAN -- A retirement plan which does not receive favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

OWNER -- The person(s) having the privileges of ownership defined in the Contracts. Except to the extent restricted by the retirement plan pursuant to which the Contract is issued, the Participant will be the Owner of the Certificate.

PARTICIPANT -- The person entitled to benefits under a Contract as evidenced by a Certificate issued to the Participant.

PARTICIPANT'S ACCOUNT -- An accounting entity maintained by the Company indicating a Participant's Contract Value under a Certificate.

PORTFOLIO -- A subdivision of the Separate Account invested wholly in shares of one of the investment series of the Trust.

PURCHASE PAYMENTS -- Amounts paid to the Company for the Contract by or on behalf of a Participant.

QUALIFIED PLAN -- A retirement plan which receives favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

SEPARATE ACCOUNT -- A segregated investment account of the Company entitled "Variable Annuity Account Two."

TRUST -- Mutual Fund Variable Annuity Trust, an open-end management investment company.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Portfolios invest.

VALUATION DATE -- Each day the New York Stock Exchange is open for business.

VALUATION PERIOD -- The period commencing at the close of normal trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of normal trading on the NYSE on the next succeeding Valuation Date.

VARIABLE ANNUITY -- A series of payments made during the Annuity Period to a payee under a Certificate which vary in amount in accordance with the investment experience of the Portfolios to which Contract Values have been allocated.

WITHDRAWAL CHARGE -- The contingent deferred sales charge assessed against certain withdrawals.

WITHDRAWAL VALUE -- Contract Value, minus any Contract Administration Charge, minus any premium tax payable, minus any applicable Withdrawal Charge, and plus or minus any applicable Market Value Adjustment.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This prospectus describes the uses and objectives of the Contracts, their costs, and the rights and privileges of the Participant and Contractholder, as applicable. It also contains information about the Company, the Fixed Account, the Separate Account and its Portfolios, and the Underlying Funds in which the Portfolios invest. We urge you to read it carefully and retain it and the prospectus for the Trust for future reference. (The prospectus for the Trust is attached to and follows this prospectus).

WHAT IS THE CONTRACT?

     The Contract offered is a tax deferred annuity which provides fixed benefits, variable benefits or a combination of both. A group Contract is issued to the Contractholder covering all Participants in the group. Each Participant receives a Certificate which evidences his or her participation under the Contract. For the purpose of determining benefits under the Contract, a Participant's Account is established for each Participant. The Owner is the person entitled to the rights and privileges of ownership under a Certificate. Except to the extent limited by the retirement plan pursuant to which the Contract was issued, the Participant is the Owner. The Contract described in this prospectus is not available in certain states and a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity Contract ("Individual Contract") may be available instead. The Individual Contract is substantially similar to the Contract except that the Individual Contract is issued directly to the Owner, rather than to a Contractholder for the benefit of a Participant. Subject to this difference, the information contained in this prospectus is applicable to the Individual Contract.


     Individuals wishing to purchase a Certificate must complete an application and provide an initial Purchase Payment which will be sent to the Company at the address for correspondence accompanied by payments indicated on the cover page of this prospectus or in such other manner as deemed acceptable to the Company. The minimum and maximum of Purchase Payments vary depending upon the type of Contract purchased. (See "Minimum Purchase Payment," page 23).


WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     The Contract has appropriate provisions relating to variable and fixed accumulation values and variable and fixed annuity payments. A Variable Annuity and a Fixed Annuity have certain similarities. Both provide that Purchase Payments, less certain deductions, will be accumulated prior to the Annuity Date. After the Annuity Date, annuity payments will be made to a designated payee (normally, the Participant), for the life of the Annuitant or a period certain or a combination thereof. The Company assumes mortality and expense risks under the Contracts, for which it receives certain compensation.


     The most significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk before and after the Annuity Date is assumed by the Participant or other payee; the amounts of the annuity payments vary with the investment performance of the Portfolios of the Separate Account selected by the Participant. Under a Fixed Annuity, in contrast, the investment risk after the Annuity Date is assumed by the Company and the amounts of the annuity payments do not vary. In the case of amounts allocated to the Fixed Account prior to the Annuity Date, the Participant bears the risks (1) that the Guarantee Rate to be credited on amounts allocated to the Fixed Account may not exceed the minimum guaranteed rate of 3% for any Guarantee Period, and (2) that amounts withdrawn, transferred or annuitized from the three, five, seven and ten year Fixed Account options prior to the end of their respective Guarantee Periods could result in the Participant's receiving less than the Purchase Payments so allocated (See "Fixed Account Options -- Market Value Adjustment," page 17).

HOW MAY PURCHASE PAYMENTS BE ALLOCATED?

     Purchase Payments for the Contracts may be allocated pursuant to instructions in the application to one or more Portfolios of the Separate Account, and/or to the Company's General Account under one or more of the Fixed Account options under the Contracts. The Separate Account invests in shares of the following Underlying Funds (see "Separate Account Investments," page 15):

        * INTERNATIONAL EQUITY                * ASSET ALLOCATION
        * CAPITAL GROWTH                      * U.S. TREASURY INCOME
        * GROWTH AND INCOME                   * MONEY MARKET

     Purchase Payments allocated to Fixed Account option(s) will earn interest at the then Current Interest Rate(s) for the selected Guarantee Period(s). (See "Fixed Account Options," page 17).

     Prior to the Annuity Date, transfers may be made among the Portfolios and/or the Fixed Account options. Fifteen transfers per Contract Year are permitted before a transfer fee will be assessed. A Market Value Adjustment may also apply, in the case of a transfer from a Fixed Account option. (See "Purchases, Withdrawals and Contract Value -- Transfer During Accumulation Period," page 26).

MAY WITHDRAWALS BE MADE BEFORE ANNUITIZATION?

     Except as explained below, Contract Value may be withdrawn at any time during the Accumulation Period. In addition to potential losses due to investment risks, withdrawals may be reduced by a Withdrawal Charge, and a penalty tax and income tax may apply. Contracts in connection with Qualified Plans may be subject to additional withdrawal restrictions imposed by the Plan. Earnings under a Certificate may be withdrawn at any time during such period free of Withdrawal Charge (although withdrawals from the Fixed Account other than at the end of the applicable Guarantee Periods are generally subject to a Market Value Adjustment, page 17). Alternatively, there is a Free Withdrawal Amount which applies to the first withdrawal during a Contract Year after the first Contract Year. (See "Contract Charges -- Sales Charges -- Withdrawal Charge," page 19). Certain Owners of Nonqualified Plan Contracts and Contracts issued in connection with Individual Retirement Annuities ("IRAs") may choose to withdraw amounts which in the aggregate add up to 10% of their Purchase Payments annually pursuant to a systematic withdrawal program without charge. (See "Purchases, Withdrawals and Contract Value -- Withdrawals
(Redemptions) -- Systematic Withdrawal Program," page 28.) Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age
59 1/2.

     Participants should consult their own tax counsel or other tax adviser regarding any withdrawals or distributions.

CAN I EXAMINE THE CONTRACT?

     The Contractholder (or Participant) may return the Contract (or Certificate, respectively) to the Company within 10 days (or longer period if required by state law) after it is received by delivering or mailing it to the Company's Annuity Service Center. If the Contract or Certificate is returned to the Company, it will be terminated and, unless otherwise required by state law, the Company will pay the Contractholder or Participant an amount equal to the Contract Value represented by the Contract (or Certificate, respectively) on the date it is received by the Company. The Contract Value may be more or less than the Purchase Payments made, thus, the investment risk is borne by the Participant. Since state laws differ as to the consequences of returning a Contract or Certificate, purchasers should refer to the Contracts or Certificates which they receive for information about their circumstances.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?

     A mortality and expense risk charge is assessed daily against the assets of each Portfolio at an annual rate of 1.25%. A distribution expense charge is assessed daily against the assets of each Portfolio at an annual rate of 0.15%. The Contracts also provide for certain deductions and charges, including a contract administration charge of $30 annually, which is guaranteed not to increase and which under certain circumstances may be waived. The Contract permits up to 15 free transfers each Contract Year, after which point a $25 transfer fee ($10 in Texas and Pennsylvania) is applicable to each subsequent transfer. Additionally, a Withdrawal Charge may be assessed against the Contract Value during the first seven Contribution Years (6%-6%-5%-5%-4%-3%-2%-0%) when a withdrawal is made. (See "Contract Charges," page 18.)

DOES THE CONTRACT PAY ANY DEATH BENEFITS?

     A Death Benefit is provided in the event of the death of the Participant during the Accumulation Period. If the Participant was less than age 70 on the Certificate Date, the Death Benefit is equal to the greater of:

          (1) the total of Purchase Payments made prior to the death of the Participant, reduced by any partial withdrawals and partial annuitizations; or

          (2) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company; or

          (3) where permitted by state law, the Contract Value on that anniversary of the Certificate Date preceding the date of death, increased by any Purchase Payments made since that anniversary and reduced by any partial withdrawals and partial annuitizations since that anniversary, which results in the greatest value.

     If the Participant was age 70 or older on the Certificate Date, the Death Benefit will equal the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company.

     (See "Description of the Contracts -- Death Benefit," page 23.)

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACT?

     There are five available annuity options under the Contract. They include an annuity for life, a joint and survivor annuity, a joint and survivor life annuity with 120 monthly payments guaranteed, a life annuity with 120 or 240 monthly payments guaranteed and monthly payments for a specified number of years. The Annuity Date may not be deferred beyond an Owner's 85th birthday. If a Contractholder does not elect otherwise, monthly annuity payments generally will be made under the fourth option to provide a life annuity with 120 monthly payments certain. (See "Annuity Period -- Annuity Options," page 29.)

DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CONTRACT?

     Owners will have the right to vote on matters affecting the Underlying Funds to the extent that proxies are solicited by the Trust. If the Owner does not vote, the Company will vote such interests in the same proportion as it votes shares for which it has received instructions. (See "Separate Account Investments -- Voting Rights," page 16.)

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                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):


    CONTRIBUTION YEAR
      Zero..............................................................................................     6%
      One...............................................................................................     6%
      Two...............................................................................................     5%
      Three.............................................................................................     5%
      Four..............................................................................................     4%
      Five..............................................................................................     3%
      Six...............................................................................................     2%
      Seven and later...................................................................................     0%
ANNUAL CONTRACT ADMINISTRATION CHARGE...................................................................    $30
TRANSFER FEE............................................................................................    $25*
  (applies solely to transfers in excess of fifteen in a Contract Year)


---------------


* $10 in Texas and Pennsylvania.


The Owner Transaction Expenses apply to the Contract Value allocated to the Fixed Account, as well as the Separate Account.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE..................................................................................  0.90%
EXPENSE RISK CHARGE....................................................................................  0.35%
DISTRIBUTION EXPENSE CHARGE............................................................................  0.15%
                                                                                                         ----
      TOTAL EXPENSE CHARGE.............................................................................  1.40%
                                                                                                         ====

---------------


                             ANNUAL TRUST EXPENSES*


             (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE PERIOD

              MARCH 1, 1995 (INCEPTION DATE) TO AUGUST 31, 1995):

                                                                                                           TOTAL ANNUAL
                                                      ADVISORY FEE   ADMINISTRATION FEE   OTHER EXPENSES     EXPENSES
                                                      ------------   ------------------   --------------   ------------
International Equity................................      .80%               .20                .10            1.10%
Capital Growth......................................      .60%               .20                .10             .90%
Growth and Income...................................      .60%               .20                .10             .90%
Asset Allocation....................................      .55%               .20                .10             .85%
U.S. Treasury Income................................      .50%               .20                .10             .80%
Money Market........................................      .25%               .20                .10             .55%

---------------


*During the period for which fund expenses are reported, the investment adviser waived a portion of fees and assumed a portion of expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net asset for each Portfolio would have been as follows:
 International Equity 2.90%; Capital Growth 1.80%; Growth and Income 1.80%; Asset Allocation 1.65%; U.S. Treasury Income 1.62%; and Money Market 1.21%.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------

                                                   IF YOU SURRENDER YOUR CONTRACT       IF YOU DO NOT SURRENDER YOUR
                                                   AT THE END OF THE APPLICABLE         CONTRACT: You would pay the
                                                   TIME PERIOD: You would pay the       following expenses on a $1,000
                                                   following expenses on a $1,000       investment, assuming a 5% an-
                                                   investment, assuming a 5%            nual return on assets:
                                                   annual return on assets:
                                                        1 Year     3 Years                   1 Year     3 Years
International Equity                                     $86        $130                       $26        $80
Capital Growth                                           $84        $124                       $24        $74
Growth and Income                                        $84        $124                       $24        $74
Asset Allocation                                         $84        $123                       $24        $73
U.S. Treasury Income                                     $83        $121                       $23        $71
Money Market                                             $81        $114                       $21        $64

---------------

1. The purpose of the foregoing table and examples is to assist an investor in understanding the various costs and expenses that he or she will bear directly or indirectly by investing in the Separate Account. The Owner Transaction Expenses at the beginning of the table are applicable to Contract Value allocated to the Fixed Account as well as to the Separate Account. However, the balance of the fee tables, and the Examples, apply only to investments in the Separate Account. The table reflects expenses of the Separate Account as well as the Underlying Funds. For additional information see "Contract Charges," beginning on Page 18 of this prospectus; see also the sections relating to management of the Underlying Funds in their respective prospectuses. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the transfer fee. The amount of the transfer fee is $25 ($10 in Pennsylvania and Texas), except that the first 15 transfers per Contract Year are not subject to a fee. (See "Administrative Charges -- Transfer Fee," Page
   19). Premium taxes are not reflected. (See "Sales Charges -- Premium Taxes," Page 21). Transfers from the Fixed Account may be subject to a Market Value Adjustment even if they are not subject to a transfer fee.

3. For purposes of the amounts reported in the Examples, the contract administration charge is reflected by applying a percentage equivalent charge, obtained by dividing the total amount of such charges anticipated to be collected during the year by the total estimated average net assets of the Portfolios and the Fixed Account attributable to the Contracts.

4. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


                       INCEPTION DATE TO AUGUST 31, 1995



                                                                                              NUMBER OF
                                                                                             ACCUMULATED
                                                    BEGINNING           ENDING UNIT             UNITS
                                                  UNIT VALUE ON          VALUE ON          OUTSTANDING ON
                                                  INCEPTION DATE      AUGUST 31, 1995      AUGUST 31, 1995
                                                  --------------      ---------------      ---------------
International Equity*..........................       $10.00              $ 10.81                3,583
Capital Growth*................................        10.00                11.82               31,966
Growth and Income*.............................        10.00                11.40               44,573
Asset Allocation*..............................        10.00                10.96                2,555
U.S. Treasury Income**.........................        10.00                10.67                4,042
Money Market***................................        10.00                10.10               28,015


---------------


  * "Inception Date" is March 13, 1995



 ** "Inception Date" is July 13, 1995



*** "Inception Date" is June 2, 1995


--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Separate Account may advertise the Money Market Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a Contract funded by an investment in the Portfolio (which invests in shares of the Money Market Portfolio of the Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any Withdrawal Charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

     In addition, the Separate Account may advertise "total return" data for its other Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Portfolio. The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The Separate Account may also advertise an annualized 30-day (or one month) yield figure for Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges (but will not reflect any Withdrawal Charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     For a more complete description of Contract charges, see "Contract Charges," beginning on page 18. More detailed information on the computation of advertised performance data for the Separate Account is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------

                DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

COMPANY

     The Company is a stock life insurance company organized under the laws of the state of California in April 1965. Its legal domicile and principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022. The Company is a wholly-owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation, which is wholly-owned by SunAmerica Inc.


     The Company and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and two broker-dealers, offer a full line of financial services, including fixed and variable annuities, mutual funds and trust administration services. As of September 30, 1995 the Company had $7.78 billion in assets while SunAmerica Inc., the Company's ultimate parent, together with its subsidiaries, held $28.39 billion of assets, consisting of $16.84 billion of assets owned, $2.13 billion of assets managed in mutual funds and private accounts, and $9.42 billion under custody in retirement trust accounts.


     The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion on the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). These ratings do not apply to the Separate Account. However, the contractual obligations under the Contracts are the general corporate obligations of the Company.

     The Company is admitted to conduct life insurance and annuity business in the District of Columbia and in all states except New York. It intends to market the Contract in most of the jurisdictions in which it is admitted to conduct annuity business. The Contracts offered by this prospectus are issued by the Company and will be funded in the Separate Account as well as the Company's General Account.

     For more detailed information about the Company, see "Additional Information About the Company," page 38.

SEPARATE ACCOUNT

     Variable Annuity Account Two was originally established by the Company on May 24, 1994, pursuant to the provisions of California law, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

     Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Portfolios, with the assets of each Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the values of shares of the Underlying Funds, and are also reduced by Contract charges.

     The basic objective of a Variable Annuity contract is to provide Variable Annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that Variable Annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their portfolios to anticipate changes in economic conditions. Therefore, the Participant bears the entire investment risk that the basic objectives of the Contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of Variable Annuity payments will equal or exceed the Purchase Payments made with respect to a particular Participant's Account for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the Contract related to its basic objective is the Company's promise that the dollar amount of Variable Annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract (although the Company does not guarantee the amounts of the Variable Annuity payments).

GENERAL ACCOUNT


     The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to one or more Guarantee Periods available in connection with the General Account, as elected by the Participant at the time the Purchase Payment is made. In addition, all or part of the Participant's Contract Value may be transferred to Guarantee Periods available under the Contract as described under "Purchases, Withdrawals and Contract Value -- Transfer During Accumulation Period," page 26, and "Annuity Period -- Transfer During Annuity Period," page 31. Assets supporting amounts allocated to Guarantee Periods become part of the Company's General Account assets and are available to fund the claims of all classes of customers of the Company, as well as all classes of its creditors. Accordingly, all of the Company's assets held in the General Account will be available to fund the Company's obligations under the Contracts as well as such other claims.


     The Company will invest the assets of the General Account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

--------------------------------------------------------------------------------

                          SEPARATE ACCOUNT INVESTMENTS
--------------------------------------------------------------------------------

UNDERLYING FUNDS

     Each of the Portfolios of the Separate Account invests in the shares of one of the following Underlying Funds, which are investment series of Mutual Fund Variable Annuity Trust, an open-end management investment company registered under the Investment Company Act of 1940:

        * INTERNATIONAL EQUITY               * ASSET ALLOCATION
        * CAPITAL GROWTH                     * U.S. TREASURY INCOME
        * GROWTH AND INCOME                  * MONEY MARKET


     The Chase Manhattan Bank, N.A. ("Chase" or the "Adviser") is the investment adviser, administrator and custodian for each of the Underlying Funds. Its headquarters are at One Chase Manhattan Plaza, New York, New York 10081. As investment adviser to the Underlying Funds, Chase makes investment decisions subject to such policies as the Board of Trustees of the Trust may determine. As administrator of the Underlying Funds, Chase provides certain services including coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities. Certain of these services have been delegated to Vista Broker-Dealer Services, Inc. ("VBDS"), 125 West 55th Street, New York, New York 10019, which serves as sub-administrator to the Underlying Funds. As custodian for the Underlying Funds, Chase's responsibilities include safeguarding and controlling the Underlying Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry and other required books and accounts, and calculating daily net asset values.


     The Underlying Funds and their investment objectives are as follows:

     INTERNATIONAL EQUITY PORTFOLIO seeks to provide a total return on assets from long-term growth of capital and from income principally through a broad portfolio of marketable equity securities of established foreign companies organized in countries other than the United States and companies participating in foreign economies with prospects for growth.

     CAPITAL GROWTH PORTFOLIO seeks to provide long-term capital growth primarily through diversified holdings (i.e., at least 80% of its assets under normal circumstances) in common stocks. The Portfolio will invest all of its assets in stocks of issuers (including foreign issuers) with small to medium capitalizations. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Dividend income, if any, is a consideration incidental to the Portfolio's investment objective of growth of capital. This investment policy involves the risks that the issues identified by the Adviser will not appreciate or appreciate as significantly as projected.

     GROWTH AND INCOME PORTFOLIO seeks to provide long-term capital appreciation and to provide dividend income primarily through a broad portfolio (i.e., at least 80% of its assets under normal circumstances) of common stocks. The Portfolio will invest its assets in stocks of issuers (including foreign issuers) ranging from small to medium to large capitalizations. For the most part, the Adviser will pursue a "contrary opinion" investment approach, selecting common stocks that are currently out of favor with investors in the stock market. These securities are usually characterized by a relatively low price/earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that the Adviser believes are not fully reflected in the current market price. The Adviser believes that the risk involved in this policy will be moderated somewhat by the anticipated dividend returns on the stocks to be held by the Portfolio.

     ASSET ALLOCATION PORTFOLIO seeks to provide maximum total return through a combination of long-term growth of capital and current income by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. Under normal market conditions, between 35%-70% of the Portfolio's total assets will be invested in common stocks and other equity investments and at least

25% of the Portfolio's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and preferred stock, and government obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income securities from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

     U.S. TREASURY INCOME PORTFOLIO seeks to provide monthly dividends as well as to protect the value of an investor's investment (i.e., to preserve principal) by investing at least 65% of its assets in debt obligations that are backed by the "full faith and credit" of the U.S. government as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. Neither the United States nor any of its agencies insures or guarantees the market value of shares of this Portfolio.

     MONEY MARKET PORTFOLIO seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations guaranteed by U.S. banks, and securities issued by the U.S. government or its agencies.

     DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS IS CONTAINED IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE TRUST. AN INVESTOR SHOULD CAREFULLY REVIEW THAT PROSPECTUS BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE PORTFOLIOS OF THE SEPARATE ACCOUNT.

     There is no assurance that the investment objective of any of the Underlying Funds will be met. Participants bear the complete investment risk for Purchase Payments allocated to a Portfolio. Contract Values will fluctuate in accordance with the investment performance of the Portfolio(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts. Shares of the Underlying Funds are, and will be, issued and redeemed only in connection with investments in, and payments under, the Contracts.

VOTING RIGHTS

     To the extent required by applicable law, the Company will vote the shares of the Underlying Funds held in the Separate Account at meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the corresponding Portfolios. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Trust not more than 60 days prior to the meeting of the Underlying Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights will be the Participant before the Annuity Date; thereafter the payee entitled to receive payments under the Certificate.

SUBSTITUTION OF SECURITIES

     If the shares of any of the Underlying Funds should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of an Underlying Fund is no longer appropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund (or series thereof) for Underlying Fund shares already purchased and/or to be purchased in the future by Purchase Payments under the Contract. No such substitution of securities may take place without prior approval of the Commission and under such requirements as the Commission may impose.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

ALLOCATIONS

     Purchase Payments may also be allocated, and Contract Values in the Separate Account transferred, to one or more of the fixed accumulation options available through the Company's General Account. Amounts thus applied will earn interest for one or more of the available Guarantee Periods selected by the Owner, at Guarantee Rates based on the Current Interest Rates set by the Company for such Guarantee Periods in effect at the time the amounts are thus applied. Current Interest Rates may change from time to time due to changes in market conditions or other factors. However, the Guarantee Rate in effect at the time one of these options is selected will not change for the remainder of the Guarantee Period. THE COMPANY'S OBLIGATION TO PAY INTEREST AT THE GUARANTEE RATE IS NOT AFFECTED BY THE PERFORMANCE OF THE COMPANY'S GENERAL ACCOUNT INVESTMENTS.


     Guarantee Periods are currently available for periods of one, three, five, seven and ten years; not all options are available in all states. An Owner may elect to allocate Purchase Payments to one or more of those Guarantee Periods. Each such allocation (to the extent not withdrawn, transferred or annuitized prior to the end of the Guarantee Period), will earn interest, credited daily, at the annual effective Guarantee Rate established for the Guarantee Period at the time the allocation is made. The Guarantee Rate is based on the Current Interest Rate in effect at the time the allocation is made. The Current Interest Rate applicable to renewals for new Guarantee Periods of amounts already allocated to the Fixed Account, or to transfers from the Separate Account to the Fixed Account may differ from the Current Interest Rates applicable to Purchase Payments. The Current Interest Rates are set at the sole discretion of the Company. OWNERS BEAR THE RISK THAT CURRENT INTEREST RATES AVAILABLE AT FUTURE TIMES MAY BE MORE OR LESS THAN THOSE CURRENTLY OR INITIALLY AVAILABLE. THEY ALSO BEAR THE RISK THAT SUCH RATES MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 3%.


RENEWALS

     Within 30 days after the end of a Guarantee Period, amounts accumulated during that Guarantee Period may be reallocated to the Fixed Account for a new Guarantee Period of the same or of a different duration. If the new Guarantee Period is of the same duration, the amounts will receive the Current Interest Rate in effect for that duration as of the last day of the previous Guarantee Period and the new Guarantee Period will begin the next following business day. If the new Guarantee Period is of a different duration and the election is received after the expiration of the Guarantee Period, the amounts will receive the Current Interest Rate described in the previous sentence until such time as the election is received (at which time interest will be credited at the Current Interest Rate then in effect for the new selected Guarantee Period). In that case, the new Guarantee Period will begin on the day that the reallocation is made. Also, during such 30-day period, those amounts may be withdrawn, transferred or annuitized without application of the Market Value Adjustment. (See below.) However, any such amounts withdrawn may nevertheless be subject to the Withdrawal Charge.

     At the end of a Guarantee Period, the Company will, unless the Participant has effectively elected otherwise, assume reallocation for the same period, unless the new Period would expire after the Annuity Date (or, if none has been selected, the Latest Annuity Date). In the latter case, the Company will choose the longest available Guarantee Period that will not extend beyond such date. If the renewal occurs within one year prior to that date, interest will be credited to such Annuity Date at the then Current Interest Rate for a one-year Guarantee Period.

MARKET VALUE ADJUSTMENT

     Other than as described below, if Contract Value is withdrawn, transferred or, prior to the Annuity Date, annuitized from the Fixed Account under one of the Fixed Account options described above prior to the expiration of the Guarantee Period (other than withdrawals for the purpose of paying the Death Benefit upon the death of the Participant, withdrawals from the one year Fixed

Account option under the Automatic Dollar Cost Averaging Program or Asset Allocation Rebalancing Program, or withdrawals made to pay Contract fees or charges), the amounts thus withdrawn, transferred or annuitized are subject to a Market Value Adjustment ("MVA"). The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate, such as a Guarantee Rate. The MVA may be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                        [(1 + I)/(1 + J + 0.005)]N/12 -1
where

     I  is the Guarantee Rate in effect;

     J is the Current Interest Rate available for a period equal to the number of years remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization (fractional years are rounded up to the next full year); and

     N is the number of full months remaining in the Guarantee Period at the time the withdrawal, transfer or annuitization request is processed.

     In general, whether the MVA will operate to increase or decrease the Contract Value upon withdrawal, transfer or annuitization is determined by comparing the Guarantee Rate in effect for that allocation to the Current Interest Rate (as of the date of the transaction) that would apply for a Guarantee Period equal to the number of full or fractional years remaining in the Guarantee Period as of that date. (For purposes of determining the MVA, if the Company does not offer a Guarantee Period of that duration, the applicable Current Interest Rate will be determined by linear interpolation between Current Interest Rates for the nearest two Guarantee Periods that are available). If the Current Interest Rate thus determined plus one-half of one percent is greater than the Guarantee Rate, the MVA will be negative and Contract Value will be decreased. Similarly, if the Current Interest Rate plus one-half of one percent is less than the Guarantee Rate, Contract Value will be increased. If the Current Interest Rate is exactly one-half of one percent less than the Guarantee Rate, the MVA will be zero and Contract Value will not be affected by the MVA.


     The impact of the MVA is more significant the greater the time remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization. If the MVA is negative, it will be assessed first against any remaining value allocated to the Fixed Account under the affected option; any remaining unsatisfied MVA charge will be applied against the proceeds of the withdrawal, transfer or annuitization. If the MVA is positive, it will be credited to the amount withdrawn, transferred or annuitized. Some examples of how the MVA is computed and its impact on Contract Value appear in Appendix A.



     The Company will waive any negative MVA under any Contract for amounts allocated to the one year Fixed Account option. That portion of the Contracts relating to allocations to the one year Fixed Account option is not registered under the Securities Act of 1933 (the "Act") and is therefore not subject to the provisions of the Act. The Fixed Account options, including the one year Fixed Account, are not subject to the provisions of the Investment Company Act of 1940.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     As is more fully described below, charges under the Contract offered by this prospectus are assessed in three ways: (1) as deductions for administrative expenses and, if applicable, for premium taxes; (2) as charges against the assets of the Separate Account for the assumption of mortality and expense risks and as distribution expense charges; and (3) as Withdrawal Charges (contingent deferred sales charges). In addition, certain deductions are made from the assets of the Underlying Funds for investment advisory, administrative, custodial and other fees and expenses; those fees and expenses are described in the prospectus for the Trust.

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a Mortality and Expense Risk Charge from each Portfolio during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the net asset value of each Portfolio (approximately .90% is for mortality risks and approximately 0.35% is for expense risks). The mortality risks assumed by the Company arise from its contractual obligations: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of the death of the Participant; and (3) to provide a death benefit prior to the Annuity Date. The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period; however, it is not applied to Contract Values allocated to the Fixed Account.

     The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Contract Administration Charge. (See "Administrative Charges" below). The expense risk charge is guaranteed by the Company and cannot be increased.

ADMINISTRATIVE CHARGES

     CONTRACT ADMINISTRATION CHARGE

     An annual Contract Administration Charge of $30 is charged against each Certificate. The amount of this charge is guaranteed and cannot be increased by the Company. This charge reimburses the Company for expenses incurred in establishing and maintaining records relating to a Contract. The Contract Administration Charge will be assessed on each anniversary of the Certificate Date that occurs on or prior to the Annuity Date. In the event that a total surrender of Contract Value is made, the Charge will be assessed as of the date of surrender without proration. This Charge is not assessed during the Annuity Period.

     The total Contract Administration Charge is allocated between the Portfolios and the Fixed Account in proportion to the respective Contract Values similarly allocated. The Contract Administration Charge is at cost with no margin included for profit.

     TRANSFER FEE

     In general, a transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transaction effecting transfer(s) from Portfolio(s) to other Portfolio(s), from Portfolio(s) to the Fixed Account, from the Fixed Account to Portfolio(s), and from one Guarantee Period to another within the Fixed Account prior to the end of a Guarantee Period. However, the first fifteen such transactions effecting transfer(s) in any Contract Year are permitted without the imposition of the transfer fee, which will be assessed on the sixteenth and each subsequent transaction within the Contract Year.

     This fee will be deducted from Contract Values which remain in the Portfolio(s) (or, where applicable, the Fixed Account) from which the transfer was made. If such remaining Contract Value is insufficient to pay the transfer fee, then the fee will be deducted from transferred Contract Values. The transfer fee is at cost with no margin included for profit.

SALES CHARGES

     WITHDRAWAL CHARGE

     Federal tax law places a number of constraints on withdrawals from annuity contracts. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. Owners should consult their own tax counsel or other tax advisers regarding any withdrawals. (See "Taxes -- Tax Treatment of Withdrawals," page 36.)

     A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. Withdrawal Charges will vary in amount depending upon the Contribution Year of the purchase payment at the time of withdrawal in accordance with the Withdrawal Charge table shown below.

                            WITHDRAWAL CHARGE TABLE

                                                                 APPLICABLE WITHDRAWAL
                           CONTRIBUTION YEAR                       CHARGE PERCENTAGE
        -------------------------------------------------------  ---------------------
        Zero...................................................            6%
        One....................................................            6%
        Two....................................................            5%
        Three..................................................            5%
        Four...................................................            4%
        Five...................................................            3%
        Six....................................................            2%
        Seven and later........................................            0%

     The Withdrawal Charge is deducted from remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the Withdrawal Charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of Withdrawal Charge), and then to Purchase Payments on a first-in, first-out basis so that all withdrawals are allocated to Purchase Payments to which the lowest (if any) Withdrawal Charge applies.

     Purchase Payments that are no longer subject to the Withdrawal Charge (and not previously withdrawn) and earnings in the Participant's Account may be withdrawn free of Withdrawal Charges at any time.

     In addition, for the first withdrawal during a Contract Year after the first Contract Year, no Withdrawal Charge is applied to that part of the withdrawal which does not exceed the greater of (a) earnings in the Participant's Account or (b) the Free Corridor. The Free Corridor is equal to 10% of Purchase Payments made more than one year prior to the date of withdrawal that remain subject to the Withdrawal Charge and that have not previously been withdrawn. The portion of a free withdrawal which exceeds the sum of earnings in the Participant's Account and premiums which are both no longer subject to a Withdrawal Charge and not yet withdrawn, is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a Withdrawal Charge reduce principal in a Participant's Account, they do not reduce Purchase Payments for purposes of calculating the Withdrawal Charge. As a result, a Participant will not receive the benefit of a free withdrawal in a full surrender.

     If the withdrawal request does not specify from which Portfolio(s) or Guarantee Amount(s) the withdrawal is to be made, the request will be processed by reducing the Contract Values in each category in proportion to their allocations. Therefore, FAILURE TO SPECIFY AN ALLOCATION MAY RESULT IN THE IMPOSITION OF A MARKET VALUE ADJUSTMENT IN CASES WHERE AMOUNTS ARE ALLOCATED TO THE FIXED ACCOUNT.

     For examples of how the Withdrawal Charge is applied, see Appendix A.

     The Company will waive the Withdrawal Charge on any withdrawal necessary to satisfy the minimum distribution requirements of the Code or upon payment of a Death Benefit. Where legally permitted, the Withdrawal Charge may be eliminated when a Certificate is issued to an officer, director or employee of the Company or its affiliates.

     For Certificates issued with an appropriate endorsement, if the Owner is confined to a nursing care facility (as defined in the endorsement) for sixty
(60) consecutive days or longer, the Company will also waive the Withdrawal Charge on certain withdrawals prior to the Annuity Date. Such confinement must begin after the Certificate Date and the Company must receive satisfactory written evidence of such confinement. The Company will waive the Withdrawal Charge under the endorsement only for withdrawals made during such confinement or within ninety (90) days after the confinement ends. The endorsement is not available in all states. Participants should contact the Company or the financial representative from which this prospectus was obtained as to the availability of this endorsement.

     The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge and the Distribution Expense Charge, to make up any difference.

     DISTRIBUTION EXPENSE CHARGE

     The Company deducts a Distribution Expense Charge from each Portfolio during each Valuation Period which is equal, on an annual basis, to 0.15% of the net asset value of the Portfolio. This charge is designed to compensate the Company for assuming the risk that the cost of distributing the Contracts will exceed the revenues from the Withdrawal Charge (a contingent deferred sales charge). The Commission considers the Distribution Expense Charge to constitute a sales charge for purposes of the Investment Company Act of 1940. In no event will this charge be increased. Moreover, the sum of all Withdrawal Charges described above and the Distribution Expense Charges assessed will at no time exceed 9% of all Purchase Payments previously made. The Distribution Expense Charge is assessed during both the Accumulation Period and the Annuity Period; however, it is not applied to Contract Values allocated to the Fixed Account.

PREMIUM TAXES

     Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. Some states assess premium taxes at the time Purchase Payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the Participant or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

     While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. (See "Taxes," page 33.)

OTHER EXPENSES

     The charges and expenses applicable to the various Underlying Funds are borne indirectly by Participants having Contract Values allocated to the Portfolios that invest in the respective Underlying Funds. For a summary of current estimates of those charges and expenses, see "Fee Tables," page 10. For more detailed information about those charges and expenses, please refer to the prospectus for the Trust.

REDUCTION OF CHARGES FOR SALES TO CERTAIN GROUPS

     The Company may reduce the sales and administrative charges on Contracts sold to certain groups of individuals, or to a trustee, employer or other entity representing a group, where it is expected that such sales will result in savings of sales or administrative expenses. The Company determines the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments expected to be received from the group; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for group sales is contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for group sales will not be unfairly discriminatory to the interests of any Owners.

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                          DESCRIPTION OF THE CONTRACTS
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SUMMARY

     The Contracts provide for the accumulation of Contract Values during the Accumulation Period. See "Purchases, Withdrawals and Contract Value," beginning at page 23. Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. (See "Annuity Period -- Annuity Options," page 29.)

PARTICIPANT

     The Participant is the person normally entitled to exercise all rights of ownership under the Contracts. The Participant is also the person entitled to receive benefits under the Contract, although the Participant may, subject to limitations in the case of Qualified Plans, designate an alternative payee.

ANNUITANT

     The Annuitant is the person on whose life annuity payments under a Certificate depend. The Participant may change the designated Annuitant at any time prior to the Annuity Date. In the case of a Certificate issued in connection with a plan qualified under Section 403(b) or 408 of the Code, the Participant is the Annuitant. The Participant may also designate a second person on whose life, together with that of the Annuitant, annuity payments depend. In the case of Qualified Plans, the designated second person is generally required to be the Participant's spouse if the Participant is married. In the event an Annuitant dies prior to the Annuity Date, the Participant must notify the Company and designate a new Annuitant. The Participant must attest to the Annuitant being alive before the Company will annuitize a Contract.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive any provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

     The Company reserves the right to change the terms of the Contract as may be necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Nonqualified Plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the Owner at any time during the lifetime of the Annuitant prior to the Annuity Date. The Company will not be bound by any assignment until written notice is received by the Company at its Annuity Service Center. The Company is not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments the Company may make or actions it may take before it receives notice of the assignment.


     If the Contract is issued pursuant to a Qualified Plan (or a Nonqualified Plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, CONTRACT OWNERS SHOULD CONSULT COMPETENT TAX ADVISERS SHOULD THEY WISH TO ASSIGN THEIR CONTRACTS.

DEATH BENEFIT

     If the Participant dies during the Accumulation Period, a death benefit will be payable to the Beneficiary upon receipt by the Company of Due Proof of Death of the Participant. The death benefit will be reduced by premium taxes incurred by the Company, if any. Provided the Beneficiary provides a written election to the Company within 60 days of the Company's receipt of Due Proof of Death of the Participant, the Beneficiary may alternatively elect to (i) receive the death benefit in a lump sum payment, (ii) receive the death benefit in the form of one of the annuity options (over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary), with payments commencing within one year of the Participant's death, (iii) elect to continue the Contract and receive the entire Contract Value (adjusted for any applicable Withdrawal Charge and Market Value Adjustment) within 5 years after the Participant's death, or (iv) if the Participant was the Beneficiary's spouse, elect to continue the Certificate in force. If no option is selected within 60 days of the Company's receipt of Due Proof of Death of the Participant, the Company will pay the death benefit in a single lump sum to the Beneficiary.

     If the Participant was less than age 70 at the Certificate Date, the death benefit is equal to the greater of:

          (1) the total dollar amount of Purchase Payments made prior to the death of the Participant, reduced by any partial withdrawals and partial annuitizations; or

          (2) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, at its Annuity Service Center; or

          (3) where permitted by state law, the Contract Value on that anniversary of the Certificate Date preceding the date of death, increased by the dollar amount of any Purchase Payments made since that anniversary and reduced by the dollar amount of any partial withdrawals and partial annuitizations since that anniversary, which results in the greatest value.

     If the Participant was age 70 or more at the Certificate Date, the death benefit will equal the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, at its Annuity Service Center.

BENEFICIARY

     The Participant may designate the Beneficiary(ies) to receive any amount payable on death. The original Beneficiary(ies) will be named in the application. Unless an irrevocable Beneficiary(ies) designation was previously filed, the Participant may change the Beneficiary(ies) prior to the Annuity Date by written request delivered to the Company at its Annuity Service Center or by completing a Change of Beneficiary Form provided by the Company. Any change will take effect when recorded by the Company. The Company is not liable for any payment made or action taken before it records the change.

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                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
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MINIMUM PURCHASE PAYMENT

     The minimum initial Purchase Payment for Contracts issued pursuant to a Nonqualified Plan is $5,000 and the maximum is $500,000. The minimum initial Purchase Payment for Contracts issued pursuant to a Qualified Plan is $2,000 and the maximum is $500,000. Minimum subsequent Purchase Payments for either a Nonqualified Plan or Qualified Plan may be made in amounts of $250 or more ($100 or more if made in connection with an Automatic Payment Plan). The Company reserves the right to refuse any Purchase Payment at any time. Generally, the Company will not issue a Certificate under a Nonqualified Plan to a Participant who is age 85 or older or under a Qualified Plan to a Participant who is age
70 1/2 or older.

     AUTOMATIC PAYMENT PLAN

     Participants utilizing automatic bank drafts through the Company's Automatic Payment Plan may make scheduled subsequent Purchase Payments of $100 or more per month. An enrollment form for this program is available through the Company's Annuity Service Center.

     AUTOMATIC DOLLAR COST AVERAGING PROGRAM


     Owners who wish to purchase units of the Portfolios over a period of time may be able to do so through the Automatic Dollar Cost Averaging ("DCA") Program. Under the DCA program, the Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from a source account to one or more of the Portfolios (other than the source account) at the unit values determined on the dates of the transfers. Currently, all variable Portfolios and the one-year Fixed Account options are available as source accounts. However, the Owner must elect to have the transfers exclusively from one source account. The intervals between transfers may be monthly, quarterly, semiannually or annually, at the option of the Owner. The theory of dollar cost averaging is that, if purchases are made at fluctuating prices, this will have the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA Program does not assure the Owner of a greater profit from his or her purchases under the DCA Program; nor will it prevent or necessarily alleviate losses in a declining market.



     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the source account to one of the Portfolios (other than the source account). A third option is to transfer the entire Contract Value in the source account in a stated number of transfers as selected by the Participant. Although the various options under the DCA Program will allow transfers to be made either from the variable Portfolios or the one-year Fixed Account option, the Owner must elect to have the transfers made exclusively from one of these source accounts.


     An Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments under a DCA Program. The application and any Purchase Payments should be sent to the Company at its P.O. Box for correspondence accompanied by payments. The Company reserves the right to modify, suspend and terminate the DCA Program at any time.

     ASSET ALLOCATION REBALANCING PROGRAM


     Owners may participate in the Asset Allocation Rebalancing ("AAR") Program pursuant to which Owners authorize the Company to automatically transfer their Contract Value on a periodic basis to maintain a particular percentage allocation among the Portfolios or the one year Fixed Account option as selected by the Owner. The Contract Value allocated to each Portfolio will grow or decline at different rates depending on the investment experience of the Portfolio, and Asset Allocation Rebalancing automatically reallocates the Contract Value in the Portfolios and the Fixed Account option to the allocation selected by the Owner. As with dollar cost averaging, one theory behind this type of reallocation is that it may help an Owner purchase Accumulation Units low and sell

Accumulation Units high. However, participation in AAR does not assure the Owner of a greater profit from his or her purchases under the program; nor will it prevent or necessarily alleviate losses in a declining market.


     An Owner may select that rebalancing occur on a calendar quarter, semiannual or annual basis and currently all Portfolios and the one year Fixed Account option are available investment options under AAR. Contract Value reallocation will occur on the last business day before the selected period ends. If an Owner elects to participate in AAR, the entire Contract Value must be included in the program, except for allocations to the 3, 5, 7 and 10 year Fixed Account options. Amounts transferred under AAR are not counted against the 15 free transfers per Contract Year or subject to any transfer charge or negative MVA. Owners may participate in AAR by completing an Asset Allocation Rebalancing Authorization form or by calling the Company at its Annuity Service Center. On the application or form, as appropriate, the Owner must select the Portfolios or one year Fixed Account option, the percentage of Contract Value to be allocated to each under the program, and the frequency of rebalancing. Owners may modify their allocations or terminate participation in the program by completing an Asset Allocation Rebalancing Form and indicating the appropriate instructions. The Company reserves the right to modify, suspend, or terminate AAR at any time.



     PRINCIPAL ADVANTAGE PROGRAM



     Owners may participate in the Principal Advantage Program. Under the Principal Advantage Program, the Owner's Purchase Payment is divided between one or more of the Fixed Account options and one or more of the Portfolios. While the Owner selects the Fixed Account options and the Portfolio(s), the Principal Advantage Program determines the portion of Purchase Payments allocated to each. When determined in accordance with the Principal Advantage Program, the portion allocated to the Fixed Account option(s) will be guaranteed by the Company to grow to equal the full amount of the Purchase Payment over an established period of time. The remaining portion of Purchase Payment is then invested in the Portfolios, where it has the potential to achieve greater growth.


     An Owner may elect to participate in the Principal Advantage Program (1) at the time of initial purchase, by completing the instructions on the Vista Capital Advantage application or (2) at the time of a subsequent purchase or by reallocating existing Contract Value, by contacting the Company or the financial representative from whom this Prospectus was obtained. The Company reserves the right to modify, suspend or terminate the Principal Advantage Program at any time.

PARTICIPANTS' ACCOUNTS

     The Company will establish a Participant's Account for each Participant under a Contract and will maintain the Participant's Account during the Accumulation Period. The Contract Value of a Participant's Account for any Valuation Period is equal to the sum of the variable accumulation value, if any, plus the fixed accumulation value, if any, of the Participant's Account for that Valuation Period.

ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments are allocated to the Fixed Account and/or the Portfolio(s) selected by the Participant. Participants making initial Purchase Payments should specify their allocations on the application for a Contract. If the application is in good order, the Company will apply the initial Purchase Payment to the Fixed Account and/or the Portfolio(s), as selected, and credit the Contract with Accumulation Units within two business days of receipt at the Company's P.O. Box for correspondence accompanied by payments. The number of Accumulation Units in a Portfolio attributable to a Purchase Payment is determined by dividing that portion of the Purchase Payment which is allocated to the Portfolio by that Portfolio's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs.

     IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT IN GOOD ORDER. If the application for a Contract or Certificate is not in good order for this or any other reason, the Company will attempt to rectify it within five business days of its receipt at the

Company's P.O. Box for correspondence accompanied by payments. The Company will credit the initial Purchase Payment within two business days after the application has been rectified. Unless the prospective Owner consents otherwise, the application and the initial Purchase Payment will be returned if the application cannot be put in good order within five business days of such receipt.

     Just like Participants making initial Purchase Payments, Participants making subsequent Purchase Payments should specify how they want their payments allocated. OTHERWISE, THE COMPANY WILL AUTOMATICALLY PROCESS THE PURCHASE PAYMENT BASED ON THE PREVIOUS ALLOCATION.

TRANSFER DURING ACCUMULATION PERIOD

     During the Accumulation Period, the Participant, or his or her designated agent, may transfer Contract Values among Portfolios and/or the Fixed Account, by written request or by telephone authorization unless the Participant specifies on the Contract application that telephone transfers are not to be accepted. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording of telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Participant. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. The Company reserves the right to modify or discontinue at any time and without notice the use of telephone transfers and acceptance of transfer instructions from someone other than the Owner. Telephone calls authorizing transfers must be completed by 4:00 p.m. Eastern time on a Valuation Date in order to be effected at the price determined on such Date. Transfer authorizations, whether written or telephone, which are received after 4:00 p.m. Eastern time will be processed as of the next Valuation Date.

     A transfer fee may be assessed (See "Contract Charges -- Administrative Charges -- Transfer Fee," page 19).

     This transfer privilege may be suspended, modified or terminated at any time without notice.

     The minimum partial transfer amount is $100. Also, no partial transfer may be made if the value of the Participant's interest in the Portfolio from which a transfer is being made (or the remaining Guarantee Amount, where applicable) would be less than $100 after the transfer. These dollar amounts are subject to change at the Company's option. The Company may waive the minimum partial transfer amount in connection with preauthorized automatic transfer programs.

     Both prior to and after the Annuity Date, Contract Values may be transferred from the Separate Account to the Fixed Account. Any amounts allocated or transferred to the Fixed Account may, however, be transferred from the Fixed Account to the Separate Account only prior to the Annuity Date.

     Transfers may be made within the Fixed Account prior to the expiration date of one or more Guarantee Periods, by electing to have the respective Guarantee Amount(s) applied to newly established Guarantee Periods. Such transfers are counted against the 15 transfer allowance on free transfers. In addition, such transfers are generally subject to a Market Value Adjustment.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE

     Accumulation Unit value is determined Monday through Friday on each day that the New York Stock Exchange is open for business.

     A separate Accumulation Unit value is determined for each Portfolio. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Contracts issued in connection with Nonqualified and Qualified Plans, respectively, within each account.

     The Accumulation Unit value for each Portfolio will vary with the price of a share in the Underlying Fund and in accordance with the Mortality and Expense Risk Charge, Distribution Expense Charge, and any provision for taxes. Assessments of Withdrawal Charges, transfer fees and

Contract Administration Charges are made separately for each Certificate. They are effected by redemption of Accumulation Units and do not affect Accumulation Unit value.

     The Accumulation Unit value of a Portfolio for any Valuation Period is calculated by subtracting (2) from (1) and dividing the result by (3) where:

          (1) is the total value at the end of the Valuation Period of the assets attributable to the Accumulation Units of the Portfolio minus liabilities;

          (2) is the cumulative unpaid charge for the assumption of mortality and expense risks and for the distribution expense; and

          (3) is the number of Accumulation Units outstanding at the end of the Valuation Period.

FIXED ACCOUNT ACCUMULATION VALUE

     The accumulation value of the fixed portion of a Participant's Account, if any, at any Valuation Date is equal to the sum of the values of all Guarantee Amounts credited to the Participant's Account up to and including that date. Each Guarantee Amount reflects interest accumulated to the Valuation Date at the applicable Guarantee Rate, compounded annually.

DISTRIBUTION OF CONTRACTS

     Contracts are sold by registered representatives of broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Commissions on initial Purchase Payments paid to registered representatives may vary, but are not anticipated to exceed 6.25% of any Purchase Payment (including any promotional sales incentives). In addition, under certain circumstances and in exchange for lower initial commission, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Contract Values. A persistency bonus is not anticipated to exceed 1.00%, on an annual basis, of the Contract Values considered in connection with the bonus. All such commissions, incentives and bonuses are paid by the Company.

     Vista Broker-Dealer Services, Inc. ("VBDS"), located at 125 West 55th Street, New York, New York, 10019, serves as distributor of the Contracts. VBDS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. VBDS is not affiliated with the Company or the Adviser to the Trust.

WITHDRAWALS (REDEMPTIONS)

     Except as explained below, an Owner may redeem a Certificate for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption. A Market Value Adjustment may also be applied, in the case of redemptions from the Fixed Account, which would also affect Contract Value. (See "Contract Charges -- Sales Charges -- Withdrawal Charge" and "Fixed Account Options -- Market Value Adjustment" on pages 19 and 17, respectively, for additional information.)

     Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement. (See "Taxes -- Withholding Tax on Distributions," page 34.)

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to circumstances only: when the Participant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Value which represents contributions made by the Participant and does not include any investment results. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply.

While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Participants should seek competent tax advice regarding any withdrawals or distributions. (See "Taxes," beginning at page 33.)

     Except in connection with a Systematic Withdrawal Program, described below, the minimum partial withdrawal amount is $1,000, or, if less, the Participant's entire interest in the Portfolio from which a withdrawal is requested (or the Fixed Account, where applicable). The Participant's interest in the Portfolio from which the withdrawal is requested (or the remaining Guarantee Amount) must be at least $100 after the withdrawal is completed if anything is left in that Portfolio (or Fixed Account allocation).

     A written withdrawal request or Systematic Withdrawal Program enrollment form, as the case may be, must be sent to the Company at its Annuity Service Center. The required program form will not be in good order unless it includes the Participant's Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides the required forms.

     If the request is for total withdrawal, the Certificate (or Contract), or a Lost Certificate (or Contract) Affidavit (which may be obtained by calling the Company at its Annuity Service Center), must be submitted as well. The Withdrawal Value is determined on the basis of the Contract Values next computed following receipt of a request in proper order. The Withdrawal Value will normally be paid within seven days after the day a proper request is received by the Company. However, the Company may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is restricted or an emergency exists as determined by the Commission so that disposal of the Separate Account's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Commission, by order, may permit for protection of Owners.

     SYSTEMATIC WITHDRAWAL PROGRAM

     Certain Participants of Nonqualified Plan Contracts and Contracts issued in connection with IRAs may choose to withdraw amounts which in the aggregate add up to a maximum of 10% of their Purchase Payments annually pursuant to a Systematic Withdrawal Program without charge. Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2. In addition, withdrawals from the Fixed Account prior to the end of their respective Guarantee Periods are generally subject to a Market Value Adjustment. (See "Fixed Account Options -- Market Value Adjustment," page 17.) Systematic withdrawals will not be limited to 10% of Purchase Payments once the Withdrawal Charge is no longer applicable. Participants must complete an enrollment form which describes the program and send it to the Company at its Annuity Service Center. Participation in the Systematic Withdrawal Program may be elected at the time the Certificate is issued or on any date thereafter, prior to the Annuity Date. Depending on fluctuations in the net asset value of the Portfolios, systematic withdrawals may reduce or even exhaust Contract Value. The minimum systematic withdrawal amount is $250 per withdrawal. The Company reserves the right to modify, suspend or terminate the Systematic Withdrawal Program at any time.

     ERISA PLANS

     Spousal consent may be required when a married Participant seeks a distribution from a Contract that has been issued in connection with a Qualified Plan (or a Nonqualified Plan that is subject to Title 1 of ERISA). Participants should obtain competent advice.

     DEFERMENT OF FIXED ACCOUNT WITHDRAWAL PAYMENTS

     In the case of withdrawals from the Fixed Account, the Company may defer making payment for a period of up to six months (or the period permitted by applicable state insurance law, if less) from the date the Company receives notice of such withdrawal request. Only under highly unusual circumstances will the Company defer a withdrawal payment from the Fixed Account for more than 7 days, and if the Company defers payment for more than 7 days, it will pay interest of at least 3% per annum on the amount deferred. While all the circumstances under which the Company could defer payment upon withdrawal may not be foreseeable at this time, such circumstances could include, for example, a time of unusually high surrender rate among Owners, accompanied by a radical shift in interest rates. If the Company intends to withhold payment for more than 7 days, it will notify affected Owners in writing.

MINIMUM CONTRACT VALUE

     If the Contract Value is less than $500 and no Purchase Payments have been made during the previous three full calendar years, the Company reserves the right, after 60 days written notice to the Participant, to terminate the Certificate and distribute its Withdrawal Value to the Participant. This privilege will be exercised only if the Contract Value has been reduced to less than $500 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $500 due to either decline in Accumulation Unit value or the imposition of fees and charges.

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                                 ANNUITY PERIOD
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ANNUITY DATE


     The Participant selects an Annuity Date (the date on which annuity payments are to begin) at the time of application. The Annuity Date must always be the first day of a calendar month and must be at least two years after the Certificate Date, but in any event will be no later than the Latest Annuity Date. Annuity payments will begin no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest Annuity Date. The Participant may change the Annuity Date at any time at least seven days prior to the Annuity Date then indicated on the Company's records by written notice to the Company at its Annuity Service Center.


     DEFERMENT OF PAYMENTS

     The Company may defer making Fixed Annuity payments for a period of up to six months or such lesser time as state law may permit. Interest, subject to state law requirements, will be credited during the deferral period. For a discussion of the circumstances under which the Company could defer these payments, please refer to "Purchases, Withdrawals and Contract
Value -- Deferment of Fixed Account Withdrawal Payments."

     PAYMENTS TO PARTICIPANT

     The Company will make annuity payments to the Participant, unless the Participant designates an alternate payee. Such designation must be made in writing to the Company's Annuity Service Center and must be received more than 30 days before the Annuity Date.

ALLOCATION OF ANNUITY PAYMENTS

     If all of the Contract Value on the Annuity Date is allocated to the Fixed Account, the Annuity will be paid as a Fixed Annuity. If all of the Contract Value on that date is allocated to the Separate Account, the Annuity will be paid as a Variable Annuity. If the Contract Value on that date is allocated to both the Fixed Account and the Separate Account, the Annuity will be paid as a combination of a Fixed Annuity and a Variable Annuity to reflect the allocation between the Portfolios and the Fixed Account. Variable Annuity payments will reflect the investment performance of the Portfolios. The Participant(s) may, by written notice to the Company, convert Variable Annuity payments to Fixed Annuity payments. However, Fixed Annuity payments may not be converted to Variable Annuity payments.

ANNUITY OPTIONS

     The Participant, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to federal income tax. (See "Taxes -- Tax Treatment of Withdrawals," page 36.) Alternatively, any of the annuity options listed below may be elected. The Participant may elect an annuity option or change an annuity option at any time prior to the Annuity Date.

     If no other annuity option is elected, monthly annuity payments will be made in accordance with option 4 below, a life annuity with a 120-month period certain (option 3 in the case where payments are to be made for the joint lives of the Annuitant and a designated second person and for the life of the survivor). Annuity payments will be made in monthly, quarterly, semiannual or annual installments as selected by the Participant. However, if the amount available to apply under an annuity option is less than $5,000, and state law permits, the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, and state law permits, the Company shall have the right to require the frequency of payments be at quarterly, semiannual or annual intervals so as to result in an initial payment of at least $50.

     NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION IN WHICH PAYMENTS ARE BASED ON A PERSON'S LIFE.

     The following annuity options are generally available under the Contract. Each is available in the form of either a Fixed Annuity or a Variable Annuity (or a combination of both Fixed and Variable Annuity). However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased.

OPTION 1 -- LIFE INCOME

     An annuity payable monthly during the lifetime of the Annuitant. Under this option, no further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible under option 1 for the payee to receive only one monthly annuity payment under the Contract.

OPTION 2 -- JOINT AND SURVIVOR ANNUITY

     An annuity payable monthly while both the Annuitant and a designated second person are living. Upon the death of either person, the monthly income payable will continue during the lifetime of the survivor at either the full amount previously payable or as a percentage (either one-half or two-thirds) of the full amount, as chosen by the Participant at the time of election of this option.

     Annuity payments terminate automatically and immediately upon the death of the surviving person without regard to the number or total amount of payments received.

     There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both the Annuitant and the designated second person die before the due date of the second payment.

OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY --
            120 MONTHLY PAYMENTS GUARANTEED

     This option is similar to option 2, above, but with the additional guarantee that payments will be made for not fewer than 120 monthly periods. If the surviving Annuitant dies before all such payments have been made, the balance of the guaranteed number of payments will be made to the Beneficiary.

OPTION 4 -- LIFE ANNUITY WITH 120 OR 240 MONTHLY
            PAYMENTS GUARANTEED

     An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for fewer than the guaranteed 120 or 240 monthly periods, as elected by the Owner, the balance of the guaranteed number of payments will be made to the Beneficiary.

OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     Under this option, a payee can elect an annuity payable monthly for any period of years from 3 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the discounted present value of any remaining guaranteed payments as a lump sum.

     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. (See "Contract
Charges -- Mortality and Expense Risk Charge," page 19.) Since option 5, Income for a Specified Period, does not contain an element of mortality risk, the payee is not getting the benefit of the Mortality Risk Charge if option 5 is selected on a variable basis.

OTHER OPTIONS

     At the sole discretion of the Company, other annuity options may be made available. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

     With respect to Contracts issued under Sections 401, 403(b) or 408 of the Internal Revenue Code, any payments will be made only to the Participant and/or the Participant's spouse.

TRANSFER DURING ANNUITY PERIOD

     During the Annuity Period, the Owner may transfer the Contract Value to the Fixed Account and/or among Portfolios. Such transfers are subject to the same limitations and conditions as are prescribed for transfers during the Accumulation Period, page 26, except that, in addition, no transfers may be made from the Fixed Account to the Separate Account during the Annuity Period.

     Transfers from the Separate Account to the Fixed Account are effected by crediting the Fixed Account with the actuarial present value of future annuity payments to be made, assuming that all such payments would be equal to a subsequent Variable Annuity payment as computed on the effective date of the transfer, in the manner described below under "Annuity Payments."

DEATH BENEFIT DURING ANNUITY PERIOD

     If the Annuitant dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the annuity option in effect at the time of the Annuitant's death. If the Annuitant dies after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining interest, if any, as provided for in the option elected, will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

ANNUITY PAYMENTS

     INITIAL MONTHLY ANNUITY PAYMENT

     The initial annuity payment is determined by taking the Contract Value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of certain Guarantee Amounts, and then applying it to the annuity table specified in the Contract (or, if more favorable to the payee, the annuity tables in effect as of the Annuity Date for similar immediate annuity contracts issued by the Company). Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a Variable Annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment. The number of Annuity Units determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments, assuming that no reallocation of Contract Values is made.

     SUBSEQUENT MONTHLY PAYMENTS

     For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

     The amount of the second and each subsequent monthly Variable Annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly annuity payment, above, by the annuity unit value, below, as of the Valuation Period ending on the Valuation Date next preceding the date on which each annuity payment is due.

ANNUITY UNIT VALUE

     The value of an Annuity Unit is determined independently for each Portfolio, but was initially set at $10.00.

     The annuity tables contained in the Contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceeds 3.5%, Variable Annuity payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Variable Annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

     For each Portfolio, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the Contract. The Net Investment Factor is described below. More detailed information on the computation of Annuity Unit Values is contained in the Statement of Additional Information.

     NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the net investment performance of a Portfolio from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The Net Investment Factor for any Portfolio for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

          (a) is the net result of:

               (1) the net asset value of an Underlying Fund share held in the Portfolio determined as of the Valuation Date at the end of the Valuation Period, plus

               (2) the per share amount of any dividend or other distribution declared by the Underlying Fund if the "ex-dividend" date occurs during the Valuation Period, plus or minus

               (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Portfolio (no federal income taxes are applicable under present law);

          (b) is the net asset value of the Underlying Fund share held in the Portfolio determined as of the Valuation Date at the end of the preceding Valuation Period; and

          (c) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and the distribution expenses.

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                                 ADMINISTRATION
--------------------------------------------------------------------------------

     The Company has primary responsibility for all administration of the Contracts and the Separate Account. The mailing address of the Company's Annuity Service Center is P.O. Box 54299, Los Angeles, California 90054-0299, and its telephone number is (800) 90-VISTA.

     The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Participant records; Participant services; calculation of unit values; and preparation of Participant reports.

     Contract statements and transaction confirmations are mailed to Participants at least quarterly. Participants should read their statements and confirmations carefully and verify their accuracy. Questions about periodic statements should be communicated to the Company promptly. The Company will investigate all complaints and make any necessary adjustments retroactively, provided that it has received notice of a potential error within 30 days after the date of the questioned statement. If the Company has not received notice of a potential error within this time, any adjustment shall be made as of the date that the Annuity Service Center receives notice of the potential error.

     The Company will also provide Participants with such additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

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                                     TAXES
--------------------------------------------------------------------------------

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A Participant is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Contracts issued in connection with Nonqualified Plans, the cost basis is generally the Purchase Payments, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. Participants, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Participant. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Participant may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Participant with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that each of the Underlying Funds will be managed by its investment adviser in such a manner as to comply with these diversification requirements.

MULTIPLE CONTRACTS

     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a Contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their Contracts.

QUALIFIED PLANS

     The Contracts offered by this prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Owners in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Participants, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract or Certificate issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.)

     (a) H.R. 10 PLANS

          Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to Owners may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.) Purchasers of Contracts or Certificates for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (b) TAX-SHELTERED ANNUITIES

          Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (c) INDIVIDUAL RETIREMENT ANNUITIES

          Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.) Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts or Certificates to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (d) CORPORATE PENSION AND PROFIT-SHARING PLANS

          Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to Owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals -- Qualified Plans," below.) Purchasers of Contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (e) DEFERRED COMPENSATION PLANS -- SECTION 457

          Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified Plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an Owner or a Beneficiary.

TAX TREATMENT OF WITHDRAWALS

     QUALIFIED PLANS

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (IRAs).

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55; (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and
(6) distributions made to an alternate payee pursuant to a qualified domestic relations order.

     The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

     Limitations imposed by the Code on withdrawals from tax-sheltered annuities are described above under "Purchases, Withdrawals and Contract
Value -- Withdrawals (Redemptions)," page 27.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions," page 34) that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.


     Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.


     NONQUALIFIED PLANS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches
59 1/2; (2) upon the death of the Owner or Annuitant (as applicable); (3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his or her designated Beneficiary; (5) under an immediate annuity; or (6) which are allocable to purchase payments made prior to August 14, 1982.

     The above information applies to Contracts issued pursuant to Section 457 of the Code, but does not apply to other Qualified Plan Contracts. Separate tax withdrawal penalties and restrictions apply to Qualified Plan Contracts.

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                    ADDITIONAL INFORMATION ABOUT THE COMPANY

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SELECTED CONSOLIDATED FINANCIAL DATA



     The following selected consolidated financial data of Anchor National Life Insurance Company and its subsidiaries should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations beginning on pages 39 and 52, respectively.



                                                                            YEARS ENDED SEPTEMBER 30,
                                                          --------------------------------------------------------------
                                                             1995         1994         1993         1992         1991
                                                          ----------   ----------   ----------   ----------   ----------
                                                                                  (IN THOUSANDS)
RESULTS OF OPERATIONS
Net investment income...................................  $   50,083   $   58,996   $   48,912   $   36,499   $   31,882
Net realized investment losses..........................      (4,363)     (33,713)     (22,247)     (22,749)     (12,744)
Fee income..............................................     134,373      129,583      116,443       95,482       74,735
General and administrative expenses.....................     (61,629)     (52,636)     (55,142)     (55,615)     (58,364)
Provision for future guaranty fund assessments..........          --           --       (4,800)          --           --
Amortization of deferred acquisition costs..............     (57,005)     (43,992)     (30,825)     (18,224)     (19,010)
Other income and expenses, net..........................       3,538        9,082       11,171       10,741       14,473
                                                          ----------   ----------   ----------   ----------   ----------
PRETAX INCOME...........................................      64,997       67,320       63,512       46,134       30,972
Income tax expense......................................     (25,739)     (22,705)     (21,794)     (15,361)     (11,847)
                                                          ----------   ----------   ----------   ----------   ----------
INCOME FROM CONTINUING OPERATIONS.......................      39,258       44,615       41,718       30,773       19,125
Net income of subsidiaries sold to affiliates...........          --           --           --        1,312        7,000
                                                          ----------   ----------   ----------   ----------   ----------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  FOR INCOME TAXES......................................      39,258       44,615       41,718       32,085       26,125
Cumulative effect of change in accounting for income
  taxes.................................................          --      (20,463)          --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
NET INCOME..............................................  $   39,258   $   24,152   $   41,718   $   32,085   $   26,125
                                                          ==========   ==========   ==========   ==========   ==========



                                                                                 AT SEPTEMBER 30,
                                                          --------------------------------------------------------------
                                                             1995         1994         1993         1992         1991
                                                          ----------   ----------   ----------   ----------   ----------
                                                                                  (IN THOUSANDS)
FINANCIAL POSITION
Investments.............................................  $2,114,908   $1,632,072   $2,093,100   $2,126,899   $1,917,719
Variable annuity assets.................................   5,230,246    4,486,703    4,170,275    3,284,507    2,746,685
Deferred acquisition costs..............................     383,069      416,289      336,677      288,264      226,192
Other assets............................................      55,474       67,062       71,337       91,588      162,855
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL ASSETS............................................  $7,783,697   $6,602,126   $6,671,389   $5,791,258   $5,053,451
                                                          ==========   ==========   ==========   ==========   ==========
Reserves for fixed annuity contracts....................  $1,497,052   $1,437,488   $1,562,136   $1,735,565   $1,957,116
Variable annuity liabilities............................   5,230,246    4,486,703    4,170,275    3,284,507    2,746,685
Other reserves, payables and accrued liabilities........     506,880      195,846      495,740      398,045      105,694
Subordinated notes payable to Parent....................      34,000       34,000       34,000       15,500           --
Deferred income taxes...................................      73,459       64,567       38,145       35,163       16,536
Shareholder's equity....................................     442,060      383,522      371,093      322,478      227,420
                                                          ----------   ----------   ----------   ----------   ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..............  $7,783,697   $6,602,126   $6,671,389   $5,791,258   $5,053,451
                                                          ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------


               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL


                      CONDITION AND RESULTS OF OPERATIONS


--------------------------------------------------------------------------------



     The following is management's discussion and analysis of financial condition and results of operations of Anchor National Life Insurance Company (the "Company") for the three years in the period ended September 30, 1995.



RESULTS OF OPERATIONS



     INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR INCOME TAXES totaled $39.3 million in 1995, compared with $44.6 million in 1994 and $41.7 million in 1993. The cumulative effect of the change in accounting for income taxes resulting from the 1994 implementation of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," amounted to a nonrecurring non-cash charge of $20.5 million. Accordingly, net income amounted to $24.1 million in 1994.



     PRETAX INCOME totaled $65.0 million in 1995, $67.3 million in 1994, and $63.5 million in 1993. The $2.3 million decline in 1995 primarily resulted from additional amortization of deferred acquisition costs, increased general and administrative expenses and decreased net investment income, partially offset by decreased net realized investment losses. The $3.8 million improvement in 1994 over 1993 primarily resulted from increased net investment income and fee income, partially offset by increased net realized investment losses and additional amortization of deferred acquisition costs. In addition, 1993 results include a $4.8 million provision for future guaranty fund assessments.



     NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, totaled $50.1 million in 1995, $59.0 million in 1994 and $48.9 million in 1993. These amounts represent net investment spreads of 2.95% on average invested assets (computed on a daily basis) of $1.70 billion in 1995, 3.78% on average invested assets of $1.56 billion in 1994 and 2.86% on average invested assets of $1.71 billion in 1993. Net investment spreads include the effect of income earned on the excess of average invested assets over average interest-bearing liabilities. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 2.62% in 1995, 3.64% in 1994 and 2.76% in 1993.



     Investment income totaled $129.5 million in 1995, $127.8 million in 1994 and $137.6 million in 1993. Investment income increased modestly in 1995 as a result of a higher level of average invested assets, substantially offset by a decline in investment yield. The decline in investment income in 1994 over 1993 primarily resulted from a lower level of average invested assets. The yield on average invested assets declined to 7.62% in 1995 from 8.20% in 1994 and 8.05% in 1993. Over the last three fiscal years, the Company's quarterly investment yields on average invested assets have ranged from 7.17% to 8.79%; however, there can be no assurance that the Company will achieve similar yields in future periods.



     The decline in investment yield in 1995 is primarily due to lower contributions from the Company's investments in partnerships and a significant decline from the $3.7 million of investment yield enhancement recorded in 1994 through the Company's use of dollar roll transactions ("Dollar Rolls"). Although the Company continues to use Dollar Rolls, their use did not have a significant impact on investment income in 1995. (See "Asset-Liability Matching" for additional discussion of Dollar Rolls). Income from investments in partnerships totaled $5.1 million in 1995, $9.5 million in 1994 and $12.1 million in 1993. This partnership income represents a yield of 10.60% on related average assets of $48.4 million in 1995, compared with 23.78% on related average assets of $39.9 million in 1994 and 42.94% on related average assets of $28.1 million in 1993. The modest improvement in investment yield in 1994 primarily resulted from a decrease in the average level of lower-yielding short-term investments.

     Total interest expense aggregated $79.4 million in 1995, $68.8 million in 1994 and $88.7 million in 1993. The average rate paid on all interest-bearing liabilities was 5.00% in 1995, compared with 4.56% in 1994 and 5.29% in 1993. Interest-bearing liabilities averaged $1.58 billion during 1995, compared with $1.51 billion during 1994 and $1.68 billion during 1993.



     The increase in the average rate paid on all interest-bearing liabilities during 1995 primarily resulted from increased average crediting rates on the Company's fixed annuity contracts. Average fixed annuity crediting rates were 4.90% in 1995, 4.50% in 1994 and 5.28% in 1993. During 1995, the Company
increased its average crediting rates on fixed annuity contracts relative to those issued in 1994 to maintain a generally competitive market rate in a rising interest rate environment. This increase was reflected in a corresponding increase in the average crediting rate on fixed annuity contracts, the majority of which reprice annually as interest rate guarantees are renewed. The declines in average crediting rates in 1994 were primarily due to the decline in prevailing interest rates that began during the latter half of the 1992 fiscal year and continued into the first half of fiscal 1994.



     NET REALIZED INVESTMENT LOSSES totaled $4.4 million in 1995, $33.7 million in 1994 and $22.2 million in 1993, and represent 0.26%, 2.16% and 1.30%, respectively, of average invested assets. Net realized investment losses include impairment writedowns of $4.8 million in 1995, $14.2 million in 1994 and $37.7 million in 1993. Therefore, net gains from sales of investments totaled $0.4 million in 1995, compared with net losses of $19.5 million in 1994 and net gains of $15.5 million in 1993.



     Net losses in 1995 include $4.0 million of net losses realized on $1.11 billion of sales of bonds. These bond sales include $343.8 million of sales of U.S. Treasury securities, $343.1 million of sales of certain collateralized mortgage obligations ("CMOs") and asset-backed securities, $314.1 million of sales of mortgaged-backed securities ("MBS") and $85.2 million of sales of high yield investments, all of which were primarily made to maximize total return.



     Net losses in 1994 include $17.3 million of net losses realized on $673.6 million of sales of bonds. Bond sales include approximately $289.3 million of sales of MBSs made primarily to acquire other MBSs that were then used in Dollar Rolls. In addition, bond sales include $118.3 million of sales of high-yield investments and $158.9 million of sales of CMOs and asset-backed securities, that were made to maximize total return.



     Net gains in 1993 include $17.0 million of gains realized on $1.09 billion of sales of bonds. These bond sales include approximately $735.5 million of sales of MBSs made primarily to acquire other MBSs that were then used in Dollar Rolls and $155.1 million of sales of high-yield investments, that were made primarily to maximize total return.



     Impairment writedowns in 1995 include $2.0 million of additional provisions applied to defaulted bonds and $1.8 million of additional provisions applied to certain interest-only strips ("IOs"). IOs, a type of MBS used as an asset-liability matching tool to hedge against rising interest rates, are investment grade securities that give the holder the right to receive only the interest payments on a pool of underlying mortgage loans. At September 30, 1995, the amortized cost of the IOs held by the Company was $5.7 million and their fair value was $7.2 million.



     Impairment writedowns in 1994 of $14.2 million reflect additional provisions applied to bonds, primarily made in response to the adverse impact of declining interest rates on certain MBSs.



     Impairment writedowns in 1993 include $5.6 million of provisions applied to mortgage loans that were reduced to the aggregate appraised value of the underlying real estate. Impairment writedowns in 1993 also include $30.3 million of additional provisions applied to bonds. These bond writedowns include $28.3 million applied to certain IOs. As would be anticipated in a lower interest rate environment, the amortized cost of these IOs became impaired as a result of increased prepayments of the underlying loans.



     VARIABLE ANNUITY FEES are based on the market value of assets supporting variable annuity contracts in separate accounts. Such fees totaled $84.2 million in 1995, $79.1 million in 1994 and $67.2 million in 1993. Variable annuity fees have increased over the three years principally due to asset growth from the receipt of variable annuity premiums and, during 1995, from increased market values. Variable annuity assets averaged $4.65 billion during 1995, $4.40 billion during 1994 and $3.64 billion during 1993. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, totaled $577.2 million in 1995, $769.6 million in 1994 and $782.5 million in 1993. These declines in premiums can be attributed, in part, to a heightened demand for fixed-rate investment options, including the fixed accounts of variable annuities. The Company has encountered increased competition in the variable annuity marketplace during 1995 and 1994 and anticipates that the market will remain highly competitive for the foreseeable future.



     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed in mutual funds and private accounts by SunAmerica Asset Management Corp. Such fees totaled $26.9 million on average assets managed of $2.07 billion in 1995, $31.3 million on average assets managed of $2.39 billion in 1994 and $32.3 million on average assets managed of $2.46 billion in 1993. Asset management fees decreased over the three years principally due to declines in assets managed, primarily resulting from excesses of redemptions over sales. Redemptions of mutual funds, excluding redemptions of money market and other short-term accounts, amounted to $426.5 million in 1995, compared with $561.0 million in 1994 and $391.0 million in 1993. Sales of mutual funds, excluding sales of money market and other short-term accounts, amounted to $140.2 million in 1995, compared with $342.6 million in 1994 and $532.4 million in 1993.



     NET RETAINED COMMISSIONS are primarily derived from commissions on the sales of nonproprietary investment products by the Company's broker-dealer subsidiary, after deducting the substantial portion of such commissions that is passed on to registered representatives. Net retained commissions totaled $23.3 million in 1995, $19.2 million in 1994 and $16.9 million in 1993. Broker-dealer sales (mainly mutual funds, general securities and annuities) totaled $5.67 billion in 1995, $5.21 billion in 1994 and $4.91 billion in 1993. Net retained commissions are not proportionate to sales primarily due to differences in sales mix.



     SURRENDER CHARGES on fixed and variable annuities totaled $5.9 million in 1995, compared with $5.0 million in 1994 and $5.3 million in 1993. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first five to seven years of the contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $908.9 million in 1995, $723.9 million in 1994 and $557.3 million in 1993. These payments represent 15.0%, 12.5% and 10.7%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity payments from the separate accounts totaling $646.4 million in 1995, $459.1 million in 1994 and $314.2 million in 1993. Variable annuity surrenders have increased over the three years primarily due to surrenders on a closed block of business, policies coming off surrender charge restrictions and increased competition in the marketplace, while fixed annuity surrenders have remained relatively stable. Management anticipates that withdrawal rates will remain relatively stable for the foreseeable future and the Company's investment portfolio has been structured to provide sufficient liquidity for anticipated withdrawals.



     GENERAL AND ADMINISTRATIVE EXPENSES totaled $61.6 million in 1995, compared with $52.6 million in 1994 and $55.1 million in 1993. General and administrative expenses in 1995 include expenses related to a national advertising campaign. General and administrative expenses remain closely controlled through a company-wide cost containment program and represent approximately 1% of average total assets.



     PROVISION FOR FUTURE GUARANTY FUND ASSESSMENTS totaled $4.8 million in 1993. No such provision was recorded in 1995 or in 1994. Guaranty associations of the states in which the Company sells annuities assess insurance companies to pay policyholder claims relating to insurer insolvencies. This provision represents management's best estimate, based upon available industry data, of the Company's ultimate exposure to future assessments anticipated as a result of certain large insurance company failures that occurred prior to fiscal 1995.



     AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $57.0 million in 1995, $44.0 million in 1994 and $30.8 million in 1993. Such amortization has increased during the three-year period primarily due to additional fixed and variable annuity and mutual fund sales and the subsequent amortization of related deferred commissions and other acquisition costs. Amortization also has been impacted by the substantial reduction in net realized capital losses during 1995.



     INCOME TAX EXPENSE totaled $25.7 million in 1995, $22.7 million in 1994 and $21.8 million in 1993, representing effective tax rates of 40% in 1995 and 34% in 1994 and 1993. The increase in the effective tax rate in 1995 is due to a prior year tax settlement. Without such payment, the effective tax rate would have been 33%.



FINANCIAL CONDITION AND LIQUIDITY



     SHAREHOLDER'S EQUITY increased by $58.6 million to $442.1 million at September 30, 1995 from $383.5 million at September 30, 1994, primarily as a result of the $39.3 million of net income recorded in 1995 and a $19.3 million reduction of net unrealized losses on debt and equity securities available for sale charged directly to shareholder's equity.



     TOTAL ASSETS increased by $1.18 billion to $7.78 billion at September 30, 1995 from $6.60 billion at September 30, 1994, principally due to a $743.5 million increase in the separate account for variable annuities and a $482.8 million increase in invested assets.



     INVESTED ASSETS at year end totaled $2.11 billion in 1995, compared with $1.63 billion in 1994. This $482.8 million increase primarily resulted from sales of guaranteed investment contracts ("GICs") and fixed annuities and a $70.1 million decrease in net unrealized losses on debt and equity securities available for sale.



     The Company manages most of its invested assets internally. The Company's general investment philosophy is to hold fixed maturity assets for long-term investment. Thus, it does not have a trading portfolio. The Company carries the portion of its portfolio of bonds, notes and redeemable preferred stocks that is available for sale (the "Available for Sale Portfolio") at estimated fair value. The remaining portion of its portfolio of bonds, notes and redeemable preferred stocks is held for investment and is carried at amortized cost.



     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS, including those held for investment and the Available for Sale Portfolio (the "Bond Portfolio"), at September 30, 1995, had an aggregate amortized cost that exceeded its fair value by $3.7 million (including net unrealized losses of $10.8 million on the Available for Sale Portfolio). The fair value of the Bond Portfolio was $77.8 million below its amortized cost at September 30, 1994 (including net unrealized losses of $82.2 million on the Available for Sale Portfolio). The decrease in net unrealized losses on the Bond Portfolio since September 30, 1994 principally reflects the lower relative prevailing interest rates at September 30, 1995 and their corresponding effect on the fair value of the Bond Portfolio.



     Approximately $1.65 billion or 99.8% of the Bond Portfolio (at amortized cost) at September 30, 1995 was rated by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's") or under comparable statutory rating guidelines established by the National Association of Insurance Commissioners ("NAIC") and implemented by either the NAIC or the Company. At September 30, 1995, approximately $1.51 billion (at amortized cost) was rated investment grade by one or both of these agencies or under the NAIC guidelines, including $1.21 billion of U.S. government/agency securities and MBSs.



     At September 30, 1995, the Bond Portfolio included $148.4 million (fair value, $143.8 million) of bonds not rated investment grade by S&P, Moody's or the NAIC. Based on their September 30, 1995 amortized cost, these noninvestment-grade bonds accounted for 1.90% of the Company's total assets and 6.97% of invested assets.



     Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. The Company intends that its holdings of such securities not exceed current levels, but its policies may change from time to time, including in connection with any possible acquisition. The Company had no material concentrations of non-investment-grade securities at September 30, 1995.



     The table on the following page summarizes the Company's rated bonds by rating classification as of September 30, 1995.



                             SUMMARY OF RATED BONDS


                                 (In thousands)



                                                         ISSUES NOT RATED BY S&P
          ISSUES RATED BY S&P (MOODY'S)                (MOODY'S) BY NAIC CATEGORY                     TOTAL
--------------------------------------------------   --------------------------------   -----------------------------------
                                                                                                     PERCENT
                                                      NAIC                 ESTIMATED                   OF
      S&P (MOODY'S)        AMORTIZED    ESTIMATED    CATEGORY   AMORTIZED     FAIR      AMORTIZED    INVESTED    ESTIMATED
      CATEGORY (1)            COST      FAIR VALUE     (2)        COST        VALUE        COST      ASSETS(3)   FAIR VALUE
-------------------------  ----------   ----------   --------   ---------   ---------   ----------   ---------   ----------
AAA+ to A- (Aaa to A3)...  $1,004,562   $1,003,214       1      $289,856    $293,037    $1,294,418     60.82%    $1,296,251
BBB+ to BBB-
  (Baa1 to Baa3).........      31,228       31,349       2       180,017     177,901       211,245      9.93        209,250
BB+ to BB- (Ba1 to
  Ba3)...................          --           --       3        13,711      12,859        13,711      0.64         12,859
B+ to B- (B1 to B3)......      99,707       99,276       4        27,971      27,586       127,678      6.00        126,862
CCC+ to C- (Caa to C)....       6,333        3,424       5            --          --         6,333      0.30          3,424
D........................          --           --       6           633         633           633      0.03            633
                                                         -
                           ----------   ----------              ---------   ---------   ----------   ---------   ----------
Total Rated Issues.......  $1,141,830   $1,137,263              $512,188    $512,016    $1,654,018               $1,649,279
                           ==========   ==========              ==========  =========   ==========               ==========



---------------



(1) S&P rates debt securities in eleven rating categories, from AAA (the highest) to D (in payment default). A plus(+) or minus(-) indicates the debt's relative standing within the rating category. A security rated BBB-or higher is considered investment grade. Moody's rates debt securities in nine rating categories, from Aaa (the highest) to C (extremely poor prospects of attaining real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the higher of the S&P or Moody's rating if rated by both agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P (Moody's) rating groups listed above, with categories 1 and 2 considered investment grade. A substantial portion of the assets in the NAIC categories were rated by the Company based on its implementation of NAIC rating guidelines.



(3) At amortized cost.



     SENIOR SECURED LOANS ("Secured Loans") are included in the Bond Portfolio and their amortized cost aggregated $126.8 million at September 30, 1995. Secured Loans are senior to subordinated debt and equity, and are secured by assets of the issuer. At September 30, 1995, Secured Loans consisted of loans to 20 borrowers spanning 9 industries, with 37% of these assets (at amortized cost) concentrated in the leisure industry and with no other industry concentration constituting more than 12% of these assets.



     While the trading market for Secured Loans is more limited than for publicly traded corporate debt issues, management believes that participation in these transactions has enabled the Company to improve its investment yield. Although, as a result of restrictive financial covenants, Secured Loans involve greater risk of technical default than do publicly traded investment grade securities, management believes that the risk of loss upon default for its Secured Loans is mitigated by their financial covenants and senior secured positions. The majority of the Company's Secured Loans are not rated by S&P or Moody's.



     MORTGAGE LOANS aggregated $94.3 million at September 30, 1995 and consisted of 14 first mortgage loans with an average loan balance of approximately $6.7 million, collateralized by properties located in 8 states. Approximately 24% of the portfolio was office, 22% was hotel, 19% was retail, 18% was multifamily residential and 17% was other types. At September 30, 1995, approximately 22% of the portfolio was secured by properties located in Colorado, approximately 18% by properties located in California and approximately 17% by properties in New Jersey. No more than 13% of the portfolio was secured by properties in any other single state. At September 30, 1995, there was one loan with an outstanding balance of $20 million or more, which loan aggregated approxi-mately 22% of the portfolio. At September 30, 1995, approximately 33% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 1998. At September 30, 1995, there were no loans delinquent by more than 90 days. There were no loans foreclosed upon and transferred to real estate in the balance sheet during 1995.



     Approximately 64% of the mortgage loans in the portfolio at September 30, 1995 were seasoned loans underwritten to the Company's standards and purchased at or near par from another financial institution which was downsizing its portfolio. Such loans generally have higher average interest rates than loans that could be originated today. The balance of the mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk for the industry than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the effects of general economic conditions on these commercial properties. However, due to the seasoned nature of the Company's mortgage loans and its strict underwriting standards, the Company believes that it has reduced the risk attributable to its mortgage loan portfolio while maintaining attractive yields.



     At September 30, 1995, one mortgage loan having an aggregate carrying value of $8.0 million had been restructured in 1992. No mortgage loans were restructured during the 1995, 1994 or 1993 fiscal years.



     REAL ESTATE aggregated $55.8 million at September 30, 1995 and consisted of non-income producing land in the Phoenix, Arizona metropolitan area. The Company has undertaken to dispose of this Phoenix-area land during the next one to two years, either to affiliated or nonaffiliated parties; and SunAmerica Inc., the ultimate parent, has guaranteed that the Company will receive its statutory carrying value of these assets.



     OTHER INVESTED ASSETS aggregated $64.4 million at September 30, 1995, including $48.2 million of investments in limited partnerships and an aggregate of $16.2 million of miscellaneous investments, including policy loans, CMO residuals and leveraged leases. The Company's limited partnership interests primarily include partnerships, accounted for by using the cost method of accounting, that invest mainly in equity securities.



     ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation. The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed maturities that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed maturities are priced over the yield curve and general competitive conditions within the industry. Its portfolio strategy is designed to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.



     The Company designs its fixed-rate products and conducts its investment operations in order to closely match the duration of the assets in its investment portfolio to its annuity and GIC obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed maturities. The Company's fixed-rate products incorporate surrender charges or other limitations on when contracts can be surrendered for cash to encourage persistency. Approximately 54% of the Company's fixed annuity reserves had surrender penalties or other restrictions at September 30, 1995.



     During 1995 the Company began issuing GICs which currently guarantee the payment of principal and interest at variable rates for a term of one year. The Company's GICs purchased by asset management firms permit withdrawals with notice of 90 days. Contracts purchased by bank or state and local governmental authorities may permit scheduled book value withdrawals subject to terms of the underlying indenture or agreement. In pricing GICs, the Company analyzes cash flow information and prices accordingly so that it is compensated for possible withdrawals prior to maturity. The Company expects to increase its participation in the GIC marketplace over the coming year.

     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-maturity assets and liabilities under commonly used stress-test interest rate scenarios. Based on the results of these computer simulations, the investment portfolio has been constructed with a view to maintaining a desired investment spread between the yield on portfolio assets and the rate paid on its reserves under a variety of possible future interest rate scenarios. At September 30, 1995 the weighted average life of the Company's investments was approximately four years and the duration was approximately three and one-fourth years.



     The Company also seeks to provide liquidity by using reverse repurchase agreements ("Reverse Repos"), Dollar Rolls and by investing in MBSs. It also seeks to enhance its spread by using Reverse Repos and Dollar Rolls. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. Dollar Rolls are similar to Reverse Repos except that the repurchase involves securities that are only substantially the same as the securities sold and the arrangement is not collateralized, nor is it governed by a repurchase agreement. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.



     There are risks associated with some of the techniques the Company uses to enhance its spread income and match its assets and liabilities. The primary risk associated with Dollar Rolls and Reverse Repos is the risk associated with counterparty nonperformance. The Company believes, however, that the counterparties to its Dollar Rolls and Reverse Repos are financially responsible and that the counterparty risk associated with those transactions is minimal. Counterparty risk associated with Dollar Rolls is further mitigated by the Company's participation in an MBS trading clearinghouse. The sell and buy transactions that are submitted to this clearinghouse are marked to market on a daily basis and each participant is required to over-collateralize its net loss position by 30% with either cash, letters of credit or government securities. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase.



     INVESTED ASSETS EVALUATION routinely includes a review by the Company of its portfolio of debt securities. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying value of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of collateral (if any), compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral.



     The carrying values of bonds that are determined to have declines in value that are other than temporary are reduced to net realizable value and no further accruals of interest are made. The valuation allowances on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.



     DEFAULTED INVESTMENTS, comprising all investments (at amortized cost) that are in default as to the payment of principal or interest, totaled $5.0 million (fair value, $3.5 million) at September 30, 1995. At September 30, 1995, defaulted investments constituted 0.2% of total invested assets at amortized cost. At September 30, 1994, defaulted investments totaled $4.4 million. At September 30, 1994, defaulted investments constituted 0.3% of total invested assets at amortized cost and their fair value was equal to the amortized cost.

     SOURCES OF LIQUIDITY are readily available to the Company in the form of existing cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1995, approximately $1.15 billion of the Company's Bond Portfolio had an aggregate unrealized gain of $26.1 million, while approximately $510.8 million of the Bond Portfolio had an aggregate unrealized loss of $29.8 million. In addition, the Company's investment portfolio also currently provides approximately $20.5 million of monthly cash flow from scheduled principal and interest payments.



     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities and GICs to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.



     In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities and GICs. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.



--------------------------------------------------------------------------------



                                   PROPERTIES


--------------------------------------------------------------------------------



     The Company's principal office is in leased premises at 1 SunAmerica Center, Los Angeles, California. The Company, through an affiliate, also leases office space in Torrance, California which is utilized for certain recordkeeping and data processing functions. The Company's broker-dealer and asset management subsidiaries lease offices in New York, New York.



     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.

--------------------------------------------------------------------------------


                        DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------


     The directors and principal officers of the Company as of December 12, 1995 are listed below, together with information as to their ages, dates of election and principal business occupation during the last five years (if other than their present business occupation).



                                                              YEAR           OTHER POSITIONS AND
                                                             ASSUMED      OTHER BUSINESS EXPERIENCE
         NAME            AGE       PRESENT POSITION(S)     POSITION(S)     WITHIN LAST FIVE YEARS**        FROM-TO
-----------------------  ---   ---------------------------------------   ----------------------------  ----------------
Eli Broad*               62    Chairman, Chief Executive      1994       Cofounded SunAmerica Inc.
                                 Officer and President of                  ("SAI") in 1957
                                 the Company
                               Chairman, Chief Executive      1986
                                 Officer and President of
                                 SAI
Jay S. Wintrob*          38    Executive Vice President of    1991       Senior Vice President         1989-1991
                                 the Company                               (Joined SAI in 1987)
                               Vice Chairman of SAI           1995
James R. Belardi*        38    Senior Vice President and      1992       Vice President and Treasurer  1989-1992
                                 Treasurer of the Company                  (Joined SAI in 1986)
                               Executive Vice President of    1995
                                 SAI
Jana W. Greer*           43    Senior Vice President of the   1994       Vice President                1981-1991
                                 Company and SAI                           (Joined SAI in 1974)
Peter McMillan, III*     38    Executive Vice President and   1994       Senior Vice President,        1989-1994
                                 Chief Investment Officer                  SunAmerica Investments,
                                 of SunAmerica Investments,                Inc.
                                 Inc.
Gary W. Krat*            48    Senior Vice President of the   1992       Chairman, Royal Alliance      1991 to present
                                 Company and SAI                           Associates, Inc.
                                                                         Chief Executive Officer,      1990 to present
                                                                           Royal Alliance Associates,
                                                                           Inc.
                                                                         President, Integrated         1986-1990
                                                                           Resources Equity Corp.
Scott L. Robinson*       49    Senior Vice President of the   1991       Vice President and            1986-1991
                                 Company                                   Controller (Joined SAI in
                                 Senior Vice President and                 1978)
                                 Controller of SAI
Lorin M. Fife*           42    Senior Vice President,         1994       Vice President and General    1994-1995
                                 General Counsel and                       Counsel-Regulatory Affairs
                                 Assistant Secretary of the                of SAI
                                 Company                                   Vice President and
                                                                           Associate General
                               Senior Vice President and      1995       Counsel of SAI                1989-1994
                                 General Counsel-Regulatory                (Joined SAI in 1989)
                                 Affairs of SAI
Susan L. Harris*         38    Senior Vice President and      1994       Vice President, General       1994-1995
                                 Secretary of the Company                  Counsel-Corporate Affairs
                                                                           and Secretary of SAI
                               Senior Vice President,         1995       Vice President, Associate     1989-1994
                                 General Counsel-Corporate                 General Counsel and
                                 Affairs and Secretary of                  Secretary of SAI
                                 SAI                                       (Joined SAI in 1985)
N. Scott Gillis          42    Senior Vice President and      1994       Vice President and            1989-1994
                                 Controller of the Company                 Controller, SunAmerica
                                                                           Life Companies
                                                                           (Joined SAI in 1985)
Edwin R. Reoliquio       38    Senior Vice President and      1995       Vice President and Actuary,   1990-1995
                                 Chief Actuary of the                      SunAmerica Life Companies
                                 Company


---------------


 * Also serves as a director



** Unless otherwise indicated, officers and positions are with SunAmerica Inc.

--------------------------------------------------------------------------------


                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------


     All of the executive officers of the Company also serve as employees of SunAmerica Inc. or its affiliates and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company.



     The following table shows the cash compensation paid or earned, based on these allocations, to the chief executive officer and top four executive officers of the Company whose allocated compensation exceeds $100,000 and to all executive officers of the Company as a group for services rendered in all capacities in the Company during 1995:



  NAME OF INDIVIDUAL OR                        CAPACITIES IN                      ALLOCATED CASH
     NUMBER IN GROUP                            WHICH SERVED                       COMPENSATION
--------------------------    ------------------------------------------------    --------------
Eli Broad                     Chairman, Chief Executive Officer and President       $1,048,897
Jay S. Wintrob                Executive Vice President                                 593,495
Gary W. Krat                  Senior Vice President                                    441,926
Jana Greer                    Senior Vice President                                    257,500
James R. Belardi              Senior Vice President and Treasurer                      218,533
All Executive Officers as
  a Group (12)                                                                      $3,417,815
                                                                                  ============



     Directors of the Company who are also employees of SunAmerica Inc. or its affiliates receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



     No shares of the Company are owned by any executive officer or director. The Company is an indirect wholly-owned subsidiary of SunAmerica Inc. Except for Mr. Broad, the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At November 30, 1995, Mr. Broad was the beneficial owner of 2,149,694 shares of Common Stock (approximately 4.7% of the class outstanding) and 8,857,081 shares of Class B Common Stock (approximately 86.5% of the class outstanding). Of the Common Stock, 250,659 shares represent restricted shares granted under the Company's employee stock plans as to which Mr. Broad has no investment power; 506,250 shares are held by a trust formed by Mr. Broad of which he is a beneficiary; and 1,344,234 shares represent employee stock options held by Mr. Broad which are or will become exercisable on or before February 2, 1996 and as to which he has no voting or investment power. Of the Class B Stock, 843,750 shares are held by a trust formed by Mr. Broad of which he is a beneficiary; 32,568 shares are held by a foundation of which Mr. Broad is a director and as to which he has shared voting and investment power; and 2,902,500 shares are registered in the name of a corporation as to which Mr. Broad exercises voting and investment power. At December 11, 1995, all directors and officers as a group beneficially owned 3,645,981 shares of Common Stock (approximately 8% of the class outstanding) and 8,857,081 shares of Class B Common Stock (approximately 86.5% of the class outstanding).

--------------------------------------------------------------------------------


                                STATE REGULATION


--------------------------------------------------------------------------------



     The Company is subject to regulation and supervision by the states in which it is authorized to transact business. State insurance laws establish supervisory agencies with broad administrative and supervisory powers related to granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, regulating the type and amount of investments permitted, limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval and other related matters.



     During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies. These initiatives include new investment reserve requirements, risk-based capital standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws to govern insurance company investments. Current proposals are still being debated and the Company is monitoring developments in this area and the effects any changes would have on the Company.



     SunAmerica Asset Management is registered with the Securities and Exchange Commission (the "Commission") as a registered investment adviser under the Investment Advisers Act of 1940. The mutual funds that it markets are subject to regulation under the Investment Company Act of 1940. SunAmerica Asset Management and the mutual funds are subject to regulation and examination by the Commission. In addition, variable annuities and the related separate accounts of the Company are subject to regulation by the Commission under the Securities Act of 1933 and the Investment Company Act of 1940.



     The Company's broker-dealer subsidiary is subject to regulation and supervision by the states in which it transacts business, as well as by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has broad administrative and supervisory powers relative to all aspects of business and may examine the subsidiary's business and accounts at any time.

--------------------------------------------------------------------------------


                                   CUSTODIAN

--------------------------------------------------------------------------------


     Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, serves as the custodian of the assets of the Separate Account.


--------------------------------------------------------------------------------


                               LEGAL PROCEEDINGS

--------------------------------------------------------------------------------


     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.


--------------------------------------------------------------------------------


                            REGISTRATION STATEMENTS

--------------------------------------------------------------------------------


     Registration statements have been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statements and the exhibits filed as part of the registration statements, to all of which reference is hereby made for further information concerning the Separate Account, the General Account, the Company, the Underlying Funds, the Contract and the Certificates. Statements found in this prospectus as to the terms of the Contracts, the Certificates and other legal instruments are summaries, and reference is made to such instruments as filed.


--------------------------------------------------------------------------------


                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------


     The financial statements of Anchor National Life Insurance Company as of September 30, 1995 and 1994 and for each of the three years in the period ended September 30, 1995 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------


               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

--------------------------------------------------------------------------------


     Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to the Company at its Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or (800)90-VISTA. The contents of the Statement of Additional Information are tabulated below.



                      STATEMENT OF ADDITIONAL INFORMATION



                               TABLE OF CONTENTS



                                                                                        PAGE
                                                                                        ----
Performance Data......................................................................     3
Annuity Unit Values; Annuity Payments.................................................     6
Distribution of Contracts.............................................................     8
Financial Statements..................................................................     8


--------------------------------------------------------------------------------


                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


     The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the General Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks and the risk that the Withdrawal Charge will be insufficient to cover the cost of distributing the Contracts. They should not be considered as bearing on the investment performance of the Underlying Fund shares held in the Portfolios of the Separate Account. The value of the interests of Owners, Participants, Annuitants, payees and Beneficiaries under the variable portion of the Contracts is affected primarily by the investment results of the Underlying Funds.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


Anchor National Life Insurance Company



     In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at September 30, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



     As discussed in Note 7, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," in fiscal 1994.



Price Waterhouse LLP


Los Angeles, California


November 6, 1995

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                           CONSOLIDATED BALANCE SHEET



                                                             SEPTEMBER 30,      SEPTEMBER 30,
                                                                  1995               1994
                                                             --------------     --------------
ASSETS
Investments:
  Cash and short-term investments..........................  $  249,209,000     $  157,438,000
  Bonds, notes and redeemable preferred stocks:
     Available for sale, at fair value (amortized cost:
       1995, $1,500,062,000; 1994, $1,108,271,000).........   1,489,213,000      1,026,120,000
     Held for investment, at amortized cost (fair value:
       1995, $165,004,000; 1994, $180,247,000).............     157,901,000        175,885,000
  Mortgage loans...........................................      94,260,000        108,332,000
  Common stocks, at fair value (cost: 1995, $6,576,000;
     1994, $8,789,000).....................................       4,097,000          7,550,000
  Real estate..............................................      55,798,000         89,539,000
  Other invested assets....................................      64,430,000         67,208,000
                                                             --------------     --------------
  Total investments........................................   2,114,908,000      1,632,072,000
Variable annuity assets....................................   5,230,246,000      4,486,703,000
Accrued investment income..................................      14,192,000         17,565,000
Deferred acquisition costs.................................     383,069,000        416,289,000
Other assets...............................................      41,282,000         49,497,000
                                                             --------------     --------------
TOTAL ASSETS...............................................  $7,783,697,000     $6,602,126,000
                                                             ==============     ==============
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts.....................  $1,497,052,000     $1,437,488,000
  Reserves for guaranteed investment contracts.............     277,095,000                 --
  Payable to brokers for purchases of securities...........     155,861,000        124,624,000
  Income taxes currently payable...........................      15,720,000         12,331,000
  Other liabilities........................................      58,204,000         58,891,000
                                                             --------------     --------------
  Total reserves, payables and accrued liabilities.........   2,003,932,000      1,633,334,000
                                                             --------------     --------------
Variable annuity liabilities...............................   5,230,246,000      4,486,703,000
                                                             --------------     --------------
Subordinated notes payable to Parent.......................      34,000,000         34,000,000
                                                             --------------     --------------
Deferred income taxes......................................      73,459,000         64,567,000
                                                             --------------     --------------
Shareholder's equity:
  Common Stock.............................................       3,511,000          3,511,000
  Additional paid-in capital...............................     252,876,000        252,876,000
  Retained earnings........................................     191,346,000        152,088,000
  Net unrealized losses on debt and equity securities
     available for sale....................................      (5,673,000)       (24,953,000)
                                                             --------------     --------------
  Total shareholder's equity...............................     442,060,000        383,522,000
                                                             --------------     --------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY.................  $7,783,697,000     $6,602,126,000
                                                             ==============     ==============



  The accompanying notes are an integral part of these consolidated financial statements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                         CONSOLIDATED INCOME STATEMENT



                                                          YEARS ENDED SEPTEMBER 30,
                                                ----------------------------------------------
                                                    1995             1994             1993
                                                ------------     ------------     ------------
Investment income.............................  $129,466,000     $127,758,000     $137,591,000
                                                ------------     ------------     ------------
Interest expense on:
  Fixed annuity contracts.....................   (72,975,000)     (66,311,000)     (87,479,000)
  Guaranteed investment contracts.............    (3,733,000)              --               --
  Senior indebtedness.........................      (227,000)         (71,000)         (34,000)
  Subordinated notes payable to Parent........    (2,448,000)      (2,380,000)      (1,166,000)
                                                ------------     ------------     ------------
  Total interest expense......................   (79,383,000)     (68,762,000)     (88,679,000)
                                                ------------     ------------     ------------
NET INVESTMENT INCOME.........................    50,083,000       58,996,000       48,912,000
                                                ------------     ------------     ------------
NET REALIZED INVESTMENT LOSSES................    (4,363,000)     (33,713,000)     (22,247,000)
                                                ------------     ------------     ------------
Fee income:
  Variable annuity fees.......................    84,171,000       79,101,000       67,222,000
  Asset management fees.......................    26,935,000       31,302,000       32,293,000
  Net retained commissions....................    23,267,000       19,180,000       16,928,000
                                                ------------     ------------     ------------
TOTAL FEE INCOME..............................   134,373,000      129,583,000      116,443,000
                                                ------------     ------------     ------------
Other income and expenses:
  Surrender charges...........................     5,889,000        5,034,000        5,306,000
  General and administrative expenses.........   (61,629,000)     (52,636,000)     (55,142,000)
  Provision for future guaranty fund
     assessments..............................            --               --       (4,800,000)
  Amortization of deferred acquisition
     costs....................................   (57,005,000)     (43,992,000)     (30,825,000)
  Other, net..................................    (2,351,000)       4,048,000        5,865,000
                                                ------------     ------------     ------------
TOTAL OTHER INCOME AND EXPENSES...............  (115,096,000)     (87,546,000)     (79,596,000)
                                                ------------     ------------     ------------
PRETAX INCOME.................................    64,997,000       67,320,000       63,512,000
Income tax expense............................   (25,739,000)     (22,705,000)     (21,794,000)
                                                ------------     ------------     ------------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING FOR INCOME TAXES.................    39,258,000       44,615,000       41,718,000
Cumulative effect of change in accounting for
  income taxes................................            --      (20,463,000)              --
                                                ------------     ------------     ------------
NET INCOME....................................  $ 39,258,000     $ 24,152,000     $ 41,718,000
                                                ============     ============     ============



  The accompanying notes are an integral part of these consolidated financial statements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                                           YEARS ENDED SEPTEMBER 30,
                                                                              ---------------------------------------------------
                                                                                   1995              1994              1993
                                                                              ---------------   ---------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................................  $    39,258,000   $    24,152,000   $    41,718,000
  Adjustments to reconcile net income to net cash provided by operating activities:
    Interest credited to:
      Fixed annuity contracts...............................................       72,975,000        66,311,000        87,479,000
      Guaranteed investment contracts.......................................        3,733,000                --                --
    Net realized investment losses..........................................        4,363,000        33,713,000        22,247,000
    Accretion of net discounts on investments...............................       (6,865,000)       (2,050,000)       (9,149,000)
    Amortization of goodwill................................................        1,168,000         1,169,000         1,167,000
    Provision for deferred income taxes.....................................       (1,489,000)       19,395,000         2,982,000
    Cumulative effect of change in accounting for income taxes..............               --        20,463,000                --
  Change in:
    Deferred acquisition costs..............................................       (7,180,000)      (34,612,000)      (48,413,000)
    Other assets............................................................        7,047,000         5,133,000         3,017,000
    Income taxes receivable/payable.........................................        3,389,000         6,559,000        23,479,000
    Other liabilities.......................................................        2,231,000            46,000        11,596,000
  Other, net................................................................        3,380,000          (950,000)          466,000
                                                                              ---------------   ---------------   ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................................      122,010,000       139,329,000       136,589,000
                                                                              ---------------   ---------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts.................................................      245,320,000       138,526,000        63,796,000
    Guaranteed investment contracts.........................................      275,000,000                --                --
  Net exchanges to (from) the fixed accounts of variable annuity
    contracts...............................................................       10,475,000       (29,286,000)      (45,516,000)
  Withdrawal payments on:
    Fixed annuity contracts.................................................     (237,977,000)     (269,412,000)     (245,250,000)
    Guaranteed investment contracts.........................................       (1,638,000)               --                --
  Claims and annuity payments on fixed annuity contracts....................      (31,237,000)      (31,146,000)      (33,938,000)
  Net increase in subordinated notes payable to Parent......................               --                --        18,500,000
  Net receipts from (repayments of) other short-term financings.............        5,034,000      (166,685,000)       38,857,000
                                                                              ---------------   ---------------   ---------------
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES............................      264,977,000      (358,003,000)     (203,551,000)
                                                                              ---------------   ---------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks available for sale.........   (1,556,586,000)   (1,197,743,000)   (1,254,755,000)
    Bonds, notes and redeemable preferred stocks held for investment........               --          (209,000)      (64,167,000)
    Mortgage loans..........................................................               --       (10,666,000)      (39,100,000)
    Other investments, excluding short-term investments.....................      (13,028,000)      (26,108,000)      (31,674,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks available for sale.........    1,026,078,000       877,068,000       878,277,000
    Bonds, notes and redeemable preferred stocks held for investment........               --                --        82,014,000
    Real estate.............................................................       36,813,000        33,443,000        38,333,000
    Other investments, excluding short-term investments.....................        5,130,000         2,353,000        21,616,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks available for sale.........      157,195,000       139,691,000       255,787,000
    Bond, notes and redeemable preferred stocks held for investment.........       21,493,000        34,072,000       184,925,000
    Investment in real estate separate account..............................               --                --        92,130,000
    Mortgage loans..........................................................       14,403,000        10,087,000        17,614,000
    Other investments, excluding short-term investments.....................       13,286,000        13,500,000         6,962,000
  Payment of holdback liability for 1990 purchase of annuity business.......               --                --       (14,250,000)
                                                                              ---------------   ---------------   ---------------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES............................     (295,216,000)     (124,512,000)      173,712,000
                                                                              ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS..................       91,771,000      (343,186,000)      106,750,000
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD......................      157,438,000       500,624,000       393,874,000
                                                                              ---------------   ---------------   ---------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD............................  $   249,209,000   $   157,438,000   $   500,624,000
                                                                              ===============   ===============   ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.............................................  $     3,235,000   $     1,175,000   $        34,000
                                                                              ===============   ===============   ===============
  Income taxes paid (recovered).............................................  $    23,656,000   $    (3,328,000)  $    (6,736,000)
                                                                              ===============   ===============   ===============



  The accompanying notes are an integral part of these consolidated financial statements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



     GENERAL: Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica Inc. (the "Parent").



     The consolidated financial statements include the accounts of the Company and all significant subsidiaries, including Anchor Investment Advisor, Inc.; SunAmerica Asset Management Corp.; SunAmerica Capital Services, Inc.; Saamsun Holdings Corp.; SAM Holdings Corporation; SunRoyal Holding Corporation; and Royal Alliance Associates, Inc. All significant intercompany transactions have been eliminated. Certain items have been reclassified to conform to the current year's presentation.



     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows. Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. It is management's intent, and the Company has the ability, to hold the remainder of bonds, notes and redeemable preferred stocks until maturity, and therefore, these investments are carried at amortized cost. Bonds, notes and redeemable preferred stocks, whether available for sale or held for investment, are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependant upon future events. Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, most of which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals. Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.



     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, over the estimated lives of the contracts in relation to the present value of estimated gross profits, which are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs consist of commissions and other costs which vary with, and are primarily related to, the production or acquisition of new business.



     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. At September 30, 1995 and 1994, deferred acquisition costs have been increased by $4,600,000 and $45,000,000, respectively, for this adjustment.



     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     GOODWILL: Goodwill, amounting to $20,647,000 at September 30, 1995, is amortized by using the straight-line method over a period averaging 25 years and is included in Other Assets in the balance sheet.



     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).



     FEE INCOME: Variable Annuity fees and asset management fees are recognized in income as earned. Net retained commissions are recognized on a trade date basis.



     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Effective October 1, 1993 deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

 2. INVESTMENTS



     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale and held for investment by major category follow:



                                                           AMORTIZED          ESTIMATED
                                                              COST            FAIR VALUE
                                                         --------------     --------------
    AT SEPTEMBER 30, 1995:
    AVAILABLE FOR SALE:
      Securities of the United States government.......  $   63,701,000     $   65,195,000
      Mortgage-backed securities.......................   1,144,645,000      1,134,361,000
      Securities of public utilities...................         792,000            774,000
      Corporate bonds and notes........................     290,924,000        288,883,000
                                                         --------------     --------------
         Total available for sale......................  $1,500,062,000     $1,489,213,000
                                                         ==============     ==============
    HELD FOR INVESTMENT:
      Securities of the United States government.......  $   10,379,000     $   10,797,000
      Mortgage-backed securities.......................       8,378,000          8,378,000
      Corporate bonds and notes........................     105,980,000        112,665,000
      Other debt securities............................      33,164,000         33,164,000
                                                         --------------     --------------
         Total held for investment.....................  $  157,901,000     $  165,004,000
                                                         ==============     ==============
    AT SEPTEMBER 30, 1994:
    AVAILABLE FOR SALE:
      Securities of the United States government.......  $   16,623,000     $   16,379,000
      Mortgage-backed securities.......................     833,445,000        765,946,000
      Securities of public utilities...................      13,423,000         12,837,000
      Corporate bonds and notes........................     243,405,000        229,411,000
      Redeemable preferred stocks......................       1,375,000          1,547,000
                                                         --------------     --------------
         Total available for sale......................  $1,108,271,000     $1,026,120,000
                                                         ==============     ==============
    HELD FOR INVESTMENT:
      Securities of the United States government.......  $   10,370,000     $   10,320,000
      Mortgage-backed securities.......................       8,831,000          8,725,000
      Corporate bonds and notes........................     126,333,000        130,851,000
      Other debt securities............................      30,351,000         30,351,000
                                                         --------------     --------------
         Total held for investment.....................  $  175,885,000     $  180,247,000
                                                         ==============     ==============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 2. INVESTMENTS (CONTINUED)


     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale and held for investment by contractual maturity, as of September 30, 1995, follow:



                                                               AMORTIZED          ESTIMATED
                                                                  COST            FAIR VALUE
                                                             --------------     --------------
AVAILABLE FOR SALE:
  Due in one year or less..................................  $   10,243,000     $   11,285,000
  Due after one year through five years....................      52,644,000         52,922,000
  Due after five years through ten years...................     223,820,000        222,362,000
  Due after ten years......................................      68,710,000         68,283,000
  Mortgage-backed securities...............................   1,144,645,000      1,134,361,000
                                                             --------------     --------------
     Total available for sale..............................  $1,500,062,000     $1,489,213,000
                                                             ==============     ==============
HELD FOR INVESTMENT:
  Due in one year or less..................................  $      500,000     $      500,000
  Due after one year through five years....................      33,465,000         35,103,000
  Due after five years through ten years...................      67,109,000         70,970,000
  Due after ten years......................................      48,449,000         50,053,000
  Mortgage-backed securities...............................       8,378,000          8,378,000
                                                             --------------     --------------
     Total held for investment.............................  $  157,901,000     $  165,004,000
                                                             ==============     ==============



     Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above because of prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 2. INVESTMENTS (CONTINUED)


     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale and held for investment by major category follow:



                                                                GROSS           GROSS
                                                             UNREALIZED       UNREALIZED
                                                                GAINS           LOSSES
                                                             -----------     ------------
    AT SEPTEMBER 30, 1995:
    AVAILABLE FOR SALE:
      Securities of the United States government...........  $ 1,545,000     $    (51,000)
      Mortgage-backed securities...........................   12,117,000      (22,401,000)
      Securities of public utilities.......................           --          (18,000)
      Corporate bonds and notes............................    5,344,000       (7,385,000)
                                                             -----------     ------------
         Total available for sale..........................  $19,006,000     $(29,855,000)
                                                             ===========     ============
    HELD FOR INVESTMENT:
      Securities of the United States government...........  $   432,000     $    (14,000)
      Corporate bonds and notes............................    6,685,000               --
                                                             -----------     ------------
         Total held for investment.........................  $ 7,117,000     $    (14,000)
                                                             ===========     ============
    AT SEPTEMBER 30, 1994:
    AVAILABLE FOR SALE:
      Securities of the United States government...........  $        --     $   (244,000)
      Mortgage-backed securities...........................    2,852,000      (70,351,000)
      Securities of public utilities.......................           --         (586,000)
      Corporate bonds and notes............................      753,000      (14,747,000)
      Redeemable preferred stocks..........................      172,000               --
                                                             -----------     ------------
         Total available for sale..........................  $ 3,777,000     $(85,928,000)
                                                             ===========     ============
    HELD FOR INVESTMENT:
      Securities of the United States government...........  $    85,000     $   (135,000)
      Mortgage-backed securities...........................        7,000         (113,000)
      Corporate bonds and notes............................    4,619,000         (101,000)
                                                             -----------     ------------
         Total held for investment.........................  $ 4,711,000     $   (349,000)
                                                             ===========     ============



     At September 30, 1995, gross unrealized gains on equity securities aggregated $1,082,000 and gross unrealized losses aggregated $3,561,000. At September 30, 1994, gross unrealized gains on equity securities aggregated $878,000 and gross unrealized losses aggregated $2,117,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 2. INVESTMENTS (CONTINUED)


     Gross realized investment gains and losses on sales of all types of investments are as follows:



                                                          YEARS ENDED SEPTEMBER 30,
                                                ----------------------------------------------
                                                    1995             1994             1993
                                                ------------     ------------     ------------
Bonds, notes and redeemable preferred stocks:
  Available for sale:
     Realized gains...........................  $ 15,983,000     $ 12,760,000     $ 20,193,000
     Realized losses..........................   (21,842,000)     (31,066,000)      (8,132,000)
  Held for investment:
     Realized gains...........................     2,413,000          890,000        5,194,000
     Realized losses..........................      (586,000)      (1,913,000)        (257,000)
Equities:
  Realized gains..............................       994,000          467,000        2,445,000
  Realized losses.............................      (114,000)        (303,000)      (2,653,000)
Other investments:
  Realized gains..............................     3,561,000               --          255,000
  Realized losses.............................       (12,000)        (358,000)      (1,573,000)
Impairment writedowns.........................    (4,760,000)     (14,190,000)     (37,719,000)
                                                ------------     ------------     ------------
  Total net realized investment losses........  $ (4,363,000)    $(33,713,000)    $(22,247,000)
                                                ============     ============     ============



     The net realized gains and losses included in bonds, notes and redeemable preferred stocks held for investment in 1995 and 1994 reflect net gains and losses realized upon redemptions, the net of which amounted to gains of $1,827,000 in 1995 and losses of $1,023,000 in 1994. In 1993, the net gains of
$4,937,000 were realized on sales of securities totaling $77,077,000.



     The sources and related amounts of investment income are as follows:



                                                          YEARS ENDED SEPTEMBER 30,
                                                ----------------------------------------------
                                                    1995             1994             1993
                                                ------------     ------------     ------------
Short-term investments........................  $  8,308,000     $  4,648,000     $  7,278,000
Bonds, notes and redeemable preferred
  stocks......................................   107,643,000       98,935,000      106,013,000
Mortgage loans................................     7,419,000       12,133,000        9,418,000
Common stocks.................................         3,000            1,000           15,000
Real estate...................................       (51,000)       1,379,000          302,000
Limited partnerships..........................     5,128,000        9,487,000       12,064,000
Other invested assets.........................     1,016,000        1,175,000        2,501,000
                                                ------------     ------------     ------------
  Total investment income.....................  $129,466,000     $127,758,000     $137,591,000
                                                ============     ============     ============



     Expenses incurred to manage the investment portfolio amounted to $1,983,000 for the year ended September 30, 1995, $1,714,000 for the year ended September 30, 1994, and $1,478,000 for the year ended September 30, 1993 and are included in General and Administrative Expenses in the income statement.



     At September 30, 1995, no investment exceeded 10% of the Company's consolidated shareholder's equity.



     At September 30, 1995, mortgage loans were collateralized by properties located in 8 states, with loans totaling approximately 22% of the aggregate carrying value of the portfolio secured by properties located in Colorado, approximately 18% by properties located in California and approximately 17% by

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 2. INVESTMENTS (CONTINUED)


properties located in New Jersey. No more than 13% of the portfolio was secured by properties in any other single state.



     At September 30, 1995, bonds, notes and redeemable preferred stocks included $148,355,000 (at amortized cost, with fair value of $143,778,000) of investments not rated investment grade by either Standard & Poor's Corporation, Moody's Investors Service or under National Association of Insurance Commissioners' guidelines. The Company had no material concentrations of non-investment grade assets at September 30, 1995.



     At September 30, 1995, the amortized cost of investments in default as to the payment of principal or interest was $4,958,000 and the fair value was $3,500,000, all of which are unsecured non-investment grade bonds.



     At September 30, 1995, $5,108,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.



     The Company has undertaken to dispose of certain real estate investments, having an aggregate carrying value of $55,798,000, during the next one to two years, to affiliated or nonaffiliated parties, and the Parent has guaranteed that the Company will receive its current carrying value for these assets.



 3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS



     The following estimated fair value disclosures are limited to the reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets, equity investments and real estate investments) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.



     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.



     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:



     CASH AND SHORT TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.



     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.



     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.



     VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.



     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.



     PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.



     VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.



     SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.



     The estimated fair values of the Company's financial instruments at September 1995 and 1994, compared with their respective carrying values are as follows:



                                                                CARRYING             FAIR
                                                                 VALUE              VALUE
                                                             --------------     --------------
1995:
Assets:
  Cash and short-term investments..........................  $  249,209,000     $  249,209,000
  Bonds, notes and redeemable preferred stocks.............   1,647,114,000      1,654,217,000
  Mortgage loans...........................................      94,260,000         95,598,000
  Variable annuity assets..................................   5,230,246,000      5,230,246,000
Liabilities:
  Reserves for fixed annuity contracts.....................   1,497,052,000      1,473,757,000
  Reserves for guaranteed investment contracts.............     277,095,000        277,095,000
  Payable to brokers for purchases of securities...........     155,861,000        155,861,000
  Variable annuity liabilities.............................   5,230,246,000      5,077,257,000
  Subordinated notes payable to Parent.....................      34,000,000         34,620,000
                                                             ==============     ==============
1994:
Assets:
  Cash and short-term investments..........................  $  157,438,000     $  157,438,000
  Bonds, notes and redeemable preferred stocks.............   1,202,005,000      1,206,367,000
  Mortgage loans...........................................     108,332,000        104,835,000
  Variable annuity assets..................................   4,486,703,000      4,486,703,000
Liabilities:
  Reserves for fixed annuity contracts.....................   1,437,488,000      1,411,117,000
  Payable to brokers for purchases of securities...........     124,624,000        124,624,000
  Variable annuity liabilities.............................   4,486,703,000      4,335,753,000
  Subordinated notes payable to Parent.....................      34,000,000         33,897,000
                                                             ==============     ==============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 4. SUBORDINATED NOTES PAYABLE TO PARENT



     Subordinated notes payable to Parent bear interest at a weighted average rate of 7.20% (with rates ranging from 7.00% to 9.00%) and require principal payments of $22,500,000 in 1996, $4,000,000 in 1997 and $7,500,000 in 1998.



 5. CONTINGENT LIABILITIES



     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.



 6. SHAREHOLDER'S EQUITY



     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1995, 1994 and 1993, 3,511 shares are outstanding. Changes in shareholder's equity are as follows:



                                                          YEARS ENDED SEPTEMBER 30,
                                                ----------------------------------------------
                                                    1995             1994             1993
                                                ------------     ------------     ------------
RETAINED EARNINGS:
  Beginning balance...........................  $152,088,000     $127,936,000     $ 86,218,000
  Net income..................................    39,258,000       24,152,000       41,718,000
                                                ------------     ------------     ------------
  Ending balance..............................  $191,346,000     $152,088,000     $127,936,000
                                                ============     ============     ============
NET UNREALIZED GAINS (LOSSES) ON DEBT AND
  EQUITY SECURITIES AVAILABLE FOR SALE:
  Beginning balance...........................  $(24,953,000)    $(13,230,000)    $(20,127,000)
  Change in net unrealized gains (losses) on
     debt securities available for sale.......    71,302,000      (69,407,000)       4,998,000
  Change in net unrealized gains (losses) on
     equity securities available for sale.....    (1,240,000)        (753,000)       1,899,000
  Change in adjustment to deferred acquisition
     costs....................................   (40,400,000)      45,000,000               --
  Tax effects of net changes..................   (10,382,000)      13,437,000               --
                                                ------------     ------------     ------------
  Ending balance..............................  $ (5,673,000)    $(24,953,000)    $(13,230,000)
                                                ============     ============     ============



     Dividends which the Company may pay to its shareholder in any year without prior approval of the California Insurance Commissioner are limited by statute. Under California insurance law, without prior approval of the insurance commissioner, dividends and distributions to shareholders are limited to the greater of (i) 10% of the preceding December 31 balance of statutory surplus as regards policyholders or (ii) the prior calendar year's net statutory gain from operations. In addition, new law requires prior notice of any dividend and grants the commissioner authority to order that a dividend not be paid. No dividends were paid in fiscal years 1995, 1994 or 1993.



     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1995 was $34,477,000. The statutory net income for the year ended December 31, 1994 was $35,060,000 and for the year ended December 31, 1993 was $51,686,000. The Company's statutory capital and surplus was $260,454,000 at September 30, 1995, $219,577,000 at December 31, 1994 and $199,082,000 at
December 31, 1993.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 7. INCOME TAXES



     The components of the provisions for federal income taxes on pretax income consist of the following:



                                                       NET
                                                    REALIZED
                                                   INVESTMENT
                                                      GAINS
                                                    (LOSSES)       OPERATIONS         TOTAL
                                                   -----------     -----------     -----------
1995:
Currently payable................................  $ 4,248,000     $22,980,000     $27,228,000
Deferred.........................................   (6,113,000)      4,624,000      (1,489,000)
                                                   -----------     -----------     -----------
Total income tax expense.........................  $(1,865,000)    $27,604,000     $25,739,000
                                                   ===========     ===========     ===========
1994:
Currently payable................................  $(6,825,000)    $10,135,000     $ 3,310,000
Deferred.........................................   (1,320,000)     20,715,000      19,395,000
                                                   -----------     -----------     -----------
Total income tax expense.........................  $(8,145,000)    $30,850,000     $22,705,000
                                                   ===========     ===========     ===========
1993:
Currently payable................................  $  (836,000)    $19,648,000     $18,812,000
Deferred.........................................   (6,819,000)      9,801,000       2,982,000
                                                   -----------     -----------     -----------
Total income tax expense.........................  $(7,655,000)    $29,449,000     $21,794,000
                                                   ===========     ===========     ===========



     Income taxes computed at the United States federal income tax rate of 35% for 1995 and 1994 and 34.75% for 1993 and income taxes provided differ as follows:



                                                            YEARS ENDED SEPTEMBER 30,
                                                   -------------------------------------------
                                                      1995            1994            1993
                                                   -----------     -----------     -----------
Amount computed at statutory rate................  $22,749,000     $23,562,000     $22,000,000
Increases (decreases) resulting from:
  Amortization of differences between book and
     tax bases of net assets acquired............    3,049,000         465,000       1,423,000
  State income taxes, net of federal tax
     benefit.....................................      437,000        (662,000)       (223,000)
  Tax credits....................................     (168,000)       (612,000)     (1,849,000)
  Other..........................................     (328,000)        (48,000)        443,000
                                                   -----------     -----------     -----------
Total income tax expense.........................  $25,739,000     $22,705,000     $21,794,000
                                                   ===========     ===========     ===========



     For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1995. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.



     Effective October 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Accordingly, the cumulative effect of this change in accounting for income taxes was recorded during the quarter ended December 31, 1993 to increase the liability for deferred income taxes by $20,463,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 7. INCOME TAXES (CONTINUED)


     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:



                                                                SEPTEMBER 30,     SEPTEMBER 30,
                                                                    1995              1994
                                                                -------------     -------------
Deferred tax liabilities:
  Investments.................................................  $  14,181,000     $  17,079,000
  Deferred acquisition costs..................................    118,544,000       117,200,000
  State income taxes..........................................      1,847,000         2,917,000
                                                                -------------     -------------
  Total deferred tax liabilities..............................    134,572,000       137,196,000
                                                                -------------     -------------
Deferred tax assets:
  Contractholder reserves.....................................    (55,910,000)      (54,819,000)
  Guaranty fund assessments...................................     (1,123,000)       (1,197,000)
  Deferred expenses...........................................     (1,025,000)       (3,177,000)
  Net unrealized losses on certain debt and equity
     securities...............................................     (3,055,000)      (13,436,000)
                                                                -------------     -------------
  Total deferred tax assets...................................    (61,113,000)      (72,629,000)
                                                                -------------     -------------
Deferred income taxes.........................................  $  73,459,000     $  64,567,000
                                                                 ============      ============



 8. RELATED PARTY MATTERS



     The Company pays commissions to two affiliated companies, SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. These broker-dealers represent a significant portion of the Company's business, amounting to approximately 28.2%, 28.3% and 30.6% of premiums in 1995, 1994 and 1993, respectively. Commissions paid to these broker-dealers totaled $19,828,000 in 1995, $18,725,000 in 1994 and $17,541,000 in 1993.



     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $42,083,000 for the year ended September 30, 1995, $36,934,000 for the year ended September 30, 1994 and $32,711,000 for the year ended September 30, 1993.



     During the year ended September 30, 1994, the Company sold to the Parent real estate for cash equal to its carrying value of $29,761,000. During the year ended September 30, 1993, the Company sold to the Parent various invested assets for cash equal to their carrying values of $88,488,000 (including real estate of $45,668,000).



     During the year ended September 30, 1993, the Company sold to SunAmerica Life Insurance Company various invested assets with carrying values of $46,332,000 for cash of $46,334,000 and recorded net gains of $2,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)



 9. BUSINESS SEGMENTS



     The Company has three business segments: annuity operations, asset management, and broker-dealer operations. Respectively, these include the sale of fixed and variable annuities; the management and marketing of mutual funds; and the sale of securities and financial services products. Summarized data for the years ended September 30, 1995, 1994 and 1993 follow:



                                                         TOTAL
                                                      DEPRECIATION
                                                          AND
                                          TOTAL       AMORTIZATION     PRETAX          TOTAL
                                         REVENUES       EXPENSE        INCOME          ASSETS
                                       ------------   ------------   -----------   --------------
1995:
Annuity operations...................  $205,698,000   $ 36,642,000   $55,462,000   $7,667,946,000
Asset management.....................    30,253,000     24,069,000       510,000       86,510,000
Broker-dealer operations.............    23,525,000        411,000     9,025,000       29,241,000
                                       ------------    -----------   -----------   --------------
     Total...........................  $259,476,000   $ 61,122,000   $64,997,000   $7,783,697,000
                                       ============    ===========   ===========   ==============
1994:
Annuity operations...................  $171,553,000   $ 26,298,000   $52,284,000   $6,473,065,000
Asset management.....................    32,803,000     19,330,000     7,916,000      102,192,000
Broker-dealer operations.............    19,272,000        408,000     7,120,000       26,869,000
                                       ------------    -----------   -----------   --------------
     Total...........................  $223,628,000   $ 46,036,000   $67,320,000   $6,602,126,000
                                       ============    ===========   ===========   ==============
1993:
Annuity operations...................  $181,057,000   $ 23,634,000   $42,682,000   $6,545,966,000
Asset management.....................    33,826,000      8,853,000    14,806,000       98,137,000
Broker-dealer operations.............    16,904,000        440,000     6,024,000       27,286,000
                                       ------------    -----------   -----------   --------------
     Total...........................  $231,787,000   $ 32,927,000   $63,512,000   $6,671,389,000
                                       ============    ===========   ===========   ==============

                                   APPENDIX A
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1 -- SEPARATE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The Initial Purchase Payment was $10,000, allocated solely to one Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd Contribution Year;

          (3) The Owner's Contract Value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Portfolio ($12,000 - $10,000 = $2,000) are not subject to the Withdrawal Charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to the Withdrawal Charge applicable during the 3rd Contribution Year (5%, from the Withdrawal Charge Table on page 20).

          (3) The amount of the Withdrawal Charge is .05 X $10,000 = $500.

          (4) The amount of the full surrender is $12,000 - $500 = $11,500.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the Withdrawal Charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a Withdrawal Charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the Withdrawal Charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled Withdrawal Charge.

          (3) The balance of the requested partial withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the Withdrawal Charge applicable during the 3rd Contribution Year (5%).

          (4) The amount of the Withdrawal Charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          Withdrawal Charge = ($1,000/0.95) - $1,000
                            = $52.63

     In this example, in order for the Owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the Withdrawal Charge calculated above.

     Examples C and D assume the following:

          (1) The Initial Purchase Payment was $20,000, allocated solely to one Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 2nd Contribution Year;

          (3) The Owner's Contract Value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                  WITHDRAWAL CHARGE):

          (1) Earnings in the Portfolio ($21,500 - $20,000 = $1,500) are not subject to the Withdrawal Charge.

          (2) An Additional Free Withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the Withdrawal Charge, so that

          (3) The maximum partial withdrawal without Withdrawal Charge is the sum of the Earnings and the Additional Free Withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                  EXAMPLE C:

          (1) The Owner's Contract Value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the Withdrawal Charge is the original $20,000 (Additional Free Withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the Withdrawal Charge).

          (3) The amount of the Withdrawal Charge is .05 X $20,000 = $1,000.

          (4) The amount of the full surrender is $19,500 - $1,000 = $18,500.

PART 2 -- GENERAL ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)

     The Market Value Adjustment Factor appearing on page 18 of the prospectus and reproduced here for convenience is:
                        [(1 + I)/(1 + J + 0.005)]N/12 -1

where

     I    is the Guarantee Rate in effect;

     J is the Current Interest Rate available for a period equal to the number of years remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization (fractional years are rounded up to the next full year); and

     N is the number of full months remaining in the Guarantee Period at the time the withdrawal, transfer or annuitization request is processed.

     These examples assume the following:

          (1) An initial Purchase Payment of $10,000 was made and allocated to a ten year Guarantee Period with a Guarantee Rate of 7.25% (.0725);

          (2) a partial withdrawal of $4,000 is requested 2 1/2 years (30 months) from the expiration date (i.e., N = 30);

          (3) the accumulated value attributable to the Purchase Payment (i.e., the Guarantee Amount) on the date of withdrawal is $16,632.69; and

          (4) no transfers, additional Purchase Payments, or other withdrawals have been made.

     The Guarantee Amount of $16,632.69 reflects deductions for Contract Administration Charges at each anniversary. Since the withdrawal is effected in the Purchase Payment's 7th Contribution Year, no Withdrawal Charge is applicable (See the table on page 20 of the prospectus).

    EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal, the Current Interest Rate for a new Guarantee Period of 3 years (2 1/2 years rounded up to the next full year) is 8.25%:

          The MVA factor =  [(1 + I)/(1 + J + .005)]N/12 -1

                         =  [(1.0725)/(1.0825 + .005)](30/12) -1

                         =  (0.986207)2.5 -1

                         =  0.965873 -1

                         =  -0.034127

          The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                     MVA = $4,000 X (-0.034127) = -$136.51

          $136.51 represents the MVA that will be deducted from the remaining accumulated value.

    EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal, the Current Interest Rate for a new Guarantee Period of 3 years is 6.25%:

          The MVA factor =  [(1 + I)/(1 + J + .005)]N/12 -1

                         =  [(1.0725)/(1.0625 +.005)](30/12) -1

                         =  (1.004684)2.5 -1

                         =  1.011751 -1

                         =  0.011751

          The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                          $4,000 X 0.011751 = +$47.00

          $47.00 represents the MVA that would be added to the remaining accumulated value.

PART 3 -- GENERAL ACCOUNT -- EXAMPLE OF FULL WITHDRAWAL WITH MVA AND WITHDRAWAL CHARGE

     Assume the same facts as in Part 2, above, except that under assumption (2) a complete withdrawal is requested with 4 1/2 years (54 months) remaining in the Guarantee Period (i.e., N = 54). The Guarantee Amount on the date of withdrawal is $14,515.97 (after reduction of the Contract Administration Charge of $30, since the withdrawal is not on a Certificate anniversary). As was the case with the Examples in Part 1, above, the earnings may be withdrawn free of Withdrawal Charge, leaving the initial Purchase Payment of $10,000 subject to the Charge. The applicable Withdrawal Charge, from the table on page 20 of the prospectus, is 3% or $300.

     EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal the Current Interest Rate for a new Guarantee Period of 5 years is 8.25%:

          The MVA factor = [(1 + I)/(1 + J + .005)]N/12 -1
                         = [(1.0725)/(1.0825 + .005)](54/12) -1
                         = (0.986207)4.5 -1
                         = 0.939412 -1
                         = -0.060588

          The Withdrawal Charge of $300 is applied first; the MVA factor is applied against the remaining Guarantee Amount:

          MVA = ($14,515.97 - $300) X (-0.060588) = -$861.32

          The net amount available upon withdrawal is the Guarantee Amount reduced by both the Withdrawal Charge, the MVA and the Contract Administration Charge:

          $14,515.97 - $300 - $861.32 - $30 = $13,324.65

     EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal the Current Interest Rate for a new Guarantee Period of 5 years is 6.25%:

          The MVA factor = [(1 + I)/(1 + J + .005)]N/12 -1
                         = [(1.0725)/(1.0625 + .005)](54/12) -1
                         = (1.004684)4.5 -1
                         = 1.021251 -1
                         = +0.021251

          The MVA is:

             ($14,515.97 - $300) X (+0.021251) = +$302.10

          And the net amount available upon surrender is:

             $14,515.97 - $300 + $302.10 - $30 = $14,488.07

------------------------------
------------------------------
------------------------------                                           Stamp

                       ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       ANNUITY SERVICE CENTER

                       P.O. BOX 54299
                       LOS ANGELES, CA 90054-0299

Please forward a copy, without charge, of the Statement of Additional Information concerning the Vista Capital Advantage issued by Anchor National Life Insurance Company to:

              (Please print or type and fill in all information.)


------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip


------------------------------------------------------------------------------


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Date:                            Signed:

                       STATEMENT OF ADDITIONAL INFORMATION


                             Vista Capital Advantage
                   Fixed and Variable Group Deferred Contracts


                          VARIABLE ANNUITY ACCOUNT TWO


                Depositor:  ANCHOR NATIONAL LIFE INSURANCE COMPANY





This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                     Anchor National Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299




             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                DECEMBER 29, 1995

                                TABLE OF CONTENTS


                                                  Page
Performance Data................................   3

Annuity Unit Values; Annuity Payments...........   6

Distribution of Contracts.......................   8

Financial Statements............................   8

                                PERFORMANCE DATA

         Performance data for the various Portfolios are computed in the manner described below.

Money Market Portfolio

         The annualized yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 1995 were 3.86 and 3.93%, respectively.

         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Certificate having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                 Base Period Return = (EV-SV)/(SV)

         where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

         The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Unit at the beginning of the period (SV), the investment income from the Underlying Fund attributed to the Unit over the period, and (2) subtracting, from the result, the sum of (a) the portion of the annual Mortality and Expense Risk and Distribution Expense Charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365), and (b) a prorated portion of the annual Contract Administration Charge of $30 per Certificate. The Contract Administration Charge is first allocated among the Portfolios and the General Account so that each Portfolio's allocated portion of the charge is proportional to the percentage of the number of Participants' accounts that have money allocated to that Portfolio. The Charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Certificate bears to the value of an account of average size for Certificates funded by the Money Market Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                    Current Yield = (Base Period Return) x (365/7)

         The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

             Effective Yield = [(Base Period Return + 1) to the 365/7 power - 1]

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

         The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Participant's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Portfolios

         The Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".


                      TOTAL ANNUAL RETURN (IN PERCENT) FOR
                        PERIOD ENDED ON AUGUST 31, 1995
                           (WITH/WITHOUT REDEMPTION)


Portfolio                            Since Inception
---------                            ---------------

International Equity*                 3.58/9.58
Capital Growth*                      12.22/18.22
Growth and Income*                    8.33/14.33
Asset Allocation*                     3.59/9.59
U.S. Treasury**                       -6.43/-0.43

---------------------
  * Inception date is March 13, 1995
 ** Inception date is July 13, 1995
*** Inception date is June 2, 1995



         Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Certificate funded by that Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                 P(1+T) to the nth power = ERV

         where:

                  P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years

              ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

         The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Administration Charge on a particular Participant's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                      ANNUITY UNIT VALUES; ANNUITY PAYMENTS

Net Investment Factor

         The Net Investment Factor ("NIF") for a Portfolio for a given Valuation Period is a measure of the net investment performance of the Portfolio from the end of the prior Valuation Period to the end of the given Period. A NIF of 1.000 for a Period results in no change; a NIF greater than
1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the Underlying Fund in which the Portfolio invests; it is also reduced by Separate Account asset charges.

         Illustrative Example

         Assume that one share of a given Portfolio's Underlying Fund had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The NIF for the Valuation Period (ending on Tuesday's close of the NYSE) is:

                          NIF = ($11.46/$11.44) - 0.00003809

                              = 1.00174825 - 0.00003809

                              = 1.00171016

         The amount subtracted from the ratio of the two net asset values (0.00003809) is the daily equivalent of the annual asset charge against the Portfolio of 1.40%.


Annuity Unit Value

         Illustrative Example

         The change in Annuity Unit value for a Portfolio from one Valuation Date to the next is determined in part by multiplying the Annuity Unit value on the prior date by the Net Investment Factor for that Portfolio for that Valuation Period. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the Net Investment Factor) were equal to the assumed investment rate, the Variable Annuity payments should remain constant (i.e., the Annuity Unit value should not change). The daily factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                 1/[(1.035) to the (1/365) power] = 0.99990575

         In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on Monday, the Annuity Unit value on Tuesday would have been:

                 $10.103523 x 1.00171016 x 0.99990575 = $10.119848

Variable Annuity Payments


         Illustrative Example

         Assume that a male, O, owns a Certificate in connection with which O has allocated all of his Contract Value to a single Portfolio. O is also the sole Annuitant and, at age 60, has elected to annuitize his Certificate under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last Valuation Date preceding the Annuity Date, O's Participant's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., O's Participant's Account at that Date is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio at the same date is $13.256932, and that the Annuity Unit value on the Valuation Date immediately prior to the second annuity payment date is $13.327695.

         O's first Variable Annuity payment is determined from the annuity rate tables in O's Contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied Contract Value, O's first Variable Annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing O's Account Value by $1,000:

                 First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

         The number of O's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Contract Value to another Portfolio) is also determined at this time and is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

         O's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

                 Second Payment = 47.593968 x $13.327695 = $634.32

         The third and subsequent Variable Annuity payments are computed in a manner similar to the second Variable Annuity payment.

         Note that the amount of the first Variable Annuity payment depends on the Contract Value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Period. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Period (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Annuity Period is reflected in continuing changes during the Annuity Period in the Annuity Unit value, which determines the amounts of the second and subsequent Variable Annuity payments.


                            DISTRIBUTION OF CONTRACTS

         The Contracts are offered through the distributor for the Separate Account, Vista Broker Dealer Services, Inc., located at 125 West 55th Street, New York, New York 10019. Vista Broker Dealer Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.

         For the year ended August 31, 1995, the aggregate amount of underwriting commissions paid to Vista Broker Dealer Services, Inc. was $15,329, of which $1,657 was retained by them.

         Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS

         The consolidated financial statements of the Company as of September 30, 1995 and 1994 and for each of the three years in the period ended September 30, 1995 are presented in the prospectus. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts. The financial statements of Variable Annuity Account Two for the period from inception (March 13, 1995) to August 31, 1995, are included in this Statement of Additional Information.

         Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                          VARIABLE ANNUITY ACCOUNT TWO

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 1995

                        REPORT OF INDEPENDENT ACCOUNTANTS


December 13, 1995


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Annuity Account Two


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company (the "Separate Account") at August 31, 1995, and the results of their operations and the changes in their net assets for the period from inception (March 13, 1995) to August 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at August 31, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            STATEMENT OF NET ASSETS
                                August 31, 1995

                                        International     Capital  Growth and        Asset  U.S. Treasury       Money
                                               Equity      Growth      Income   Allocation         Income      Market
                                            Portfolio   Portfolio   Portfolio    Portfolio      Portfolio   Portfolio         TOTAL
                                        -------------------------------------------------------------------------------------------
Assets:
  Investments in Mutual Fund Variable
    Annuity Trust, at market value            $38,746    $377,930    $508,182      $28,008        $43,123    $282,863    $1,278,852

Liabilities                                         0           0           0            0              0           0             0
                                              -------------------------------------------------------------------------------------

Net Assets                                    $38,746    $377,930    $508,182      $28,008        $43,123    $282,863    $1,278,852
                                              =====================================================================================

Accumulation units outstanding                  3,583      31,966      44,573        2,555          4,042      28,015
                                              =======================================================================

Unit value of accumulation units              $ 10.81    $  11.82    $  11.40      $ 10.96        $ 10.67    $  10.10
                                              =======================================================================


                 See accompanying notes to financial statements.

                                      VARIABLE ANNUITY ACCOUNT TWO
                                                   OF
                                  ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                     SCHEDULE OF PORTFOLIO INVESTMENTS
                                              August 31, 1995

                                                         Market Value           Market
Series of the Trust                         Shares          Per Share            Value               Cost
---------------------------------------------------------------------------------------------------------
International Equity Portfolio               3,559             $10.89       $   38,746         $   37,496

Capital Growth Portfolio                    31,755              11.90          377,930            358,784

Growth and Income Portfolio                 44,279              11.48          508,182            492,320

Asset Allocation Portfolio                   2,538              11.04           28,008             27,117

U.S. Treasury Income Portfolio               4,033              10.69           43,123             43,197

Money Market Portfolio                     282,856               1.00          282,863            282,863
                                                                            -----------------------------

                                                                            $1,278,852         $1,241,777
                                                                            =============================

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
       For the period from inception (March 13, 1995) to August 31, 1995

                                         International    Capital   Growth and        Asset   U.S. Treasury       Money
                                                Equity     Growth       Income   Allocation          Income      Market
                                             Portfolio  Portfolio    Portfolio    Portfolio       Portfolio   Portfolio      TOTAL
                                         -----------------------------------------------------------------------------------------
Investment income:
   Dividends and capital gains
      distribution                             $     0   $      0      $     0      $     0          $    0    $  2,001   $  2,001
                                               -----------------------------------------------------------------------------------
      Total investment income                        0          0            0            0               0       2,001      2,001
                                               -----------------------------------------------------------------------------------
Expenses:
   Mortality risk charge                           (83)      (531)        (633)         (58)            (52)       (335)    (1,692)
   Expense risk charge                             (32)      (206)        (247)         (23)            (21)       (131)      (660)
   Distribution expense charge                     (14)       (88)        (106)         (10)             (9)        (56)      (283)
                                               -----------------------------------------------------------------------------------
      Total expenses                              (129)      (825)        (986)         (91)            (82)       (522)    (2,635)
                                               -----------------------------------------------------------------------------------
Net investment income (loss)                      (129)      (825)        (986)         (91)            (82)      1,479       (634)
                                               -----------------------------------------------------------------------------------
Realized gains (losses) from securities
   transactions:

      Proceeds from shares sold                    216     23,780        5,146        1,102             782      14,575     45,601
      Cost of shares sold                         (210)   (23,279)      (4,905)      (1,071)           (788)    (14,575)   (44,828)
                                               -----------------------------------------------------------------------------------
Net realized gains (losses) from
   securities transactions                           6        501          241           31              (6)          0        773

Unrealized appreciation (depreciation)
   of investments:

      Beginning of period                            0          0            0            0               0           0          0
      End of period                              1,250     19,146       15,862          891             (74)          0     37,075
                                               -----------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments:                1,250     19,146       15,862          891             (74)          0     37,075
                                               -----------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations                                  $ 1,127   $ 18,822      $15,117      $   831          $ (162)   $  1,479   $ 37,214
                                               ===================================================================================


                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
       For the period from inception (March 13, 1995) to August 31, 1995

                                     International      Capital   Growth and         Asset  U.S. Treasury        Money
                                            Equity       Growth       Income    Allocation         Income       Market
                                         Portfolio    Portfolio    Portfolio     Portfolio      Portfolio    Portfolio        TOTAL
                                     ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $  (129)    $   (825)    $   (986)      $   (91)       $   (82)    $  1,479   $     (634)
   Net realized gains (losses)
      from securities transactions               6          501          241            31             (6)           0          773
   Net unrealized appreciation
      (depreciation) of investments          1,250       19,146       15,862           891            (74)           0       37,075
                                           ----------------------------------------------------------------------------------------
      Increase (decrease) in new
         assets from operations              1,127       18,822       15,117           831           (162)       1,479       37,214
                                           ----------------------------------------------------------------------------------------
From capital transactions:
   Net proceeds from units sold             37,619      350,519      484,588        27,177         43,985      295,109    1,238,997
   Cost of units redeemed                        0         (390)        (469)            0           (700)           0       (1,559)
   Net transfers                                 0        8,979        8,946             0              0      (13,725)       4,200
                                           ----------------------------------------------------------------------------------------
      Increase in net assets from
         capital transactions               37,619      359,108      493,065        27,177         43,285      281,384    1,241,638
                                           ----------------------------------------------------------------------------------------
Increase in net assets                      38,746      377,930      508,182        28,008         43,123      282,863    1,278,852
Net assets at beginning of period                0            0            0             0              0            0            0
                                           ----------------------------------------------------------------------------------------
Net assets at end of period                $38,746     $377,930     $508,182       $28,008        $43,123     $282,863   $1,278,852
                                           ========================================================================================
ANALYSIS OF INCREASE IN UNITS
   OUTSTANDING:
Units sold                                   3,583       31,210       43,810         2,555          4,108       29,383
Units redeemed                                   0          (33)         (41)            0            (66)           0
Units transferred                                0          789          804             0              0       (1,368)
                                           ---------------------------------------------------------------------------
Increase in units outstanding                3,583       31,966       44,573         2,555          4,042       28,015
Beginning units                                  0            0            0             0              0            0
                                           ---------------------------------------------------------------------------
Ending units                                 3,583       31,966       44,573         2,555          4,042       28,015
                                           ===========================================================================


                 See accompanying notes to financial statements

                         VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Variable Annuity Account Two of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is a wholly owned subsidiary of SunAmerica Life Insurance Company, which is a wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

         The Separate Account is composed of six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested in shares of a designated series of a mutual fund, the Mutual Fund Variable Annuity Trust (the "Trust"). The Trust is a diversified, open-end investment company, which retains an investment advisor to assist in the investment activities of the Trust. The contractholder may elect to have payments allocated to a guaranteed-interest fund in the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contractholder to the seven variable accounts and do not include balances allocated to the General Account.

         The Variable Accounts became initially available for sale on March 1, 1995. The inception dates for the six individual funds were as follows:
         March 13, 1995 for the International Equity, Capital Growth, Growth and Income and Asset Allocation funds; June 2, 1995 for the Money Market fund; and July 13, 1995 for the U.S. Treasury Income fund.

         The investment objectives and policies of the six series of the Trust are summarized below:

         The INTERNATIONAL EQUITY PORTFOLIO seeks total return on assets from long-term growth of capital and from income principally through investment in a broad portfolio of marketable equity securities of established foreign companies and companies participating in foreign economies with prospects for growth.

         The CAPITAL GROWTH PORTFOLIO seeks long-term capital growth primarily through diversified holdings in common stocks of domestic and foreign issuers with small to medium capitalizations.

         The GROWTH AND INCOME PORTFOLIO seeks long-term capital appreciation and dividend income primarily through investment in a broad portfolio of domestic and foreign common stocks, particularly stocks that are judged to be undervalued by the market.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         The ASSET ALLOCATION PORTFOLIO seeks maximum total return through a combination of long-term growth of capital and current income by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations.

         The U.S. TREASURY INCOME PORTFOLIO seeks monthly dividends and protection of the value of an investor's investment by investing in debt obligations that are backed by the U.S. government as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting the value of its portfolio.

         The MONEY MARKET PORTFOLIO seeks maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations guaranteed by U.S. banks, and securities issued by the U.S. government or its agencies.

         Investments in the variable series of the Trust are valued at the net asset value of the shares of the designated series of the Trust. Securities transactions are valued on the date the securities are purchased or sold. Income and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. For purchase payments allocated to the General Account, interest is credited to the contractholder based on crediting provisions of the annuity contracts.

         Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

2.       CHARGES AND DEDUCTIONS

         Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

         WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is equal to the greater of earnings in the contract or 10% of the purchase payments made more than one

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

2.       CHARGES AND DEDUCTIONS (continued)

         year prior to the date of withdrawal that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

         Withdrawal charges vary in amount depending upon the contribution year in which the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

         Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

                                                           Applicable Withdrawal
              Contribution Year                              Charge Percentage
              -----------------                              -----------------
              Zero.......................................           6%
              One........................................           6%
              Two........................................           5%
              Three......................................           5%
              Four.......................................           4%
              Five.......................................           3%
              Six........................................           2%
              Seven and later............................           0%


         CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

2.       CHARGES AND DEDUCTIONS (continued)

         TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

         PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of the participant or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

         MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.25% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the participant and to provide a death benefit if the contractholder dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.

         DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge which is designed to compensate the Company for assuming the risk that the cost of distributing the contracts will exceed the revenues from the withdrawal charge. As compensation for assuming this distribution expense risk, the Company deducts an amount, computed on a daily basis, which is equal to an annual rate of 0.15% of the net asset value of each portfolio.

         SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

3.       INVESTMENT IN MUTUAL FUND VARIABLE ANNUITY TRUST

         The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold from inception (March 13, 1995) to August 31, 1995 consist of the following:

                                             Cost of Shares        Proceeds from
         Series of the Trust                       Acquired          Shares Sold
         -------------------                 --------------        -------------
         International Equity Portfolio            $ 37,705              $   216

         Capital Growth Portfolio                   382,062               23,780

         Growth and Income Portfolio                497,226                5,146

         Asset Allocation Portfolio                  28,189                1,102

         U.S. Treasury Income Portfolio              43,986                  782

         Money Market Portfolio                     297,438               14,575
                                                   ========              =======


4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The Operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

(a)    Financial Statements

         The following financial statements are included in Part A of the Registration Statement:

                 Consolidated Financial Statements of Anchor National Life Insurance Company

         The following financial statements are included in Part B of the Registration Statement:

                 Financial Statements of Variable Annuity Account Two

(b)    Exhibits

(1)      Resolutions Establishing Separate Account......    Previously Filed
(2)      Custody Agreements.............................    Not Applicable
(3)      (a) Form of Distribution Contract..............    Previously Filed
         (b)  Selling Agreement.........................    Previously Filed
(4)      Variable Annuity Contract......................    Previously Filed
(5)      Application for Contract.......................    Previously Filed
(6)      Depositor - Corporate Documents
         (a)     Certificate of Incorporation...........    Previously Filed
         (b)     By-Laws................................    Previously Filed
(7)      Reinsurance Contract...........................    Not Applicable
(8)      Form of Fund Participation Agreement...........    Previously Filed
(9)      Opinion of Counsel.............................    Previously Filed
         Consent of Counsel.............................    Previously Filed
(10)     Consent of Independent Accountants.............    Filed Herewith
(11)     Financial Statements Omitted from Item 23......    None
(12)     Initial Capitalization Agreement...............    Not Applicable
(13)     Performance Computations.......................    Not Applicable
(14)     Diagram and Listing of All Persons Directly
         or Indirectly Controlled By or Under Common
         Control with Anchor National Life Insurance
         Company, the Depositor of Registrant...........    Filed Herewith
(15)     Powers of Attorney.............................    Previously Filed
(27)     Financial Data Schedules.......................    Filed Herewith

Item 25.  Directors and Officers of the Depositor

         The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                                       Position
----                                       --------
Eli Broad                         Chairman, President and
                                    Chief Executive Officer
Jay S. Wintrob                    Director and Executive
                                    Vice President
Peter McMillan                    Director
Jana W. Greer                     Director and Senior Vice President
James R. Belardi                  Director, Senior Vice President and
                                    Treasurer
Lorin M. Fife                     Director, Senior Vice President,
                                    General Counsel and Assistant
                                    Secretary
Susan L. Harris                   Director, Senior Vice President
                                    and Secretary
Gary W. Krat                      Director and Senior Vice President
Scott L. Robinson                 Director and Senior Vice President

N. Scott Gillis                   Senior Vice President and
                                    Controller
Edwin R. Reoliquio                Senior Vice President and Chief
                                    Actuary
Scott H. Richland                 Vice President and Assistant
                                    Treasurer
Victor E. Akin                    Vice President
Michael L. Fowler                 Vice President
J. Franklin Grey                  Vice President
Keith B. Jones                    Vice President
Michael Lindquist                 Vice President
Edward P. Nolan*                  Vice President
Greg Outcalt                      Vice President
James W. Rowan                    Vice President

-----------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

         The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27.   Number of Contract Owners

         As of August 31, 1995, there were 13 owners of Qualified Contracts and 22 owners of Non-Qualified Contracts.


Item 28.  Indemnification

         None.


Item 29.   Principal Underwriter

         Vista Broker-Dealer Services, Inc. serves as distributor to the Registrant.

         Its principal business address is 125 West 55th Street, New York, New York 10019. The following are the directors and officers of Vista Broker-Dealer Services, Inc.

         Name                              Position with Distributor
         ----                              -------------------------
         Richard E. Stierwalt              Chief Executive Officer
         Timothy M. Spicer                 Director
         Susan L. West                     Chief Operations Officer
         Dennis R. Sheehan                 Chief Financial Officer
         Joseph F. Kissel                    President
         Richard A. Fabietti               Senior Vice President/Treasurer
         Paul J. Costagliola               Vice President
         Irimga McKay                      Vice President

                 Net Distribution  Compensation on
Name of          Discounts and     Redemption or    Brokerage
Distributor      Commissions       Annuitization    Commissions  Commissions*
-----------      -------------     -------------    -----------  -----------
Vista                None             None             None          None
Broker-Dealer
Services, Inc.

--------------------
*Distribution fee is paid by Anchor National Life Insurance Company.


Item 30.   Location of Accounts and Records

         Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. Vista Broker-Dealer Services, Inc., the distributor of the Contracts, is located at 125 West 55th Street, New York, New York. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31.  Management Services

         Not Applicable.


Item 32.  Undertakings

         Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


Item 33.  Representation

         The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 18th day of December, 1995.

                                    VARIABLE ANNUITY ACCOUNT TWO
                                            (Registrant)

                                    By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                            (Depositor)

                                    By: /s/ JAY S. WINTROB
                                       --------------------------
                                            Jay S. Wintrob
                                            Executive Vice President


                                    By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                 (Depositor, on behalf of itself and Registrant)

                                    By: /s/ JAY S. WINTROB
                                       --------------------------
                                             Jay S. Wintrob
                                             Executive Vice President


         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURE                 TITLE                             DATE
ELI BROAD*                President, Chief
--------------------      Executive Officer and
Eli Broad                 Chairman  of the Board
                          (Principal Executive
                              Officer)


SCOTT L. ROBINSON*        Senior Vice President
--------------------          and Director
Scott L. Robinson         (Principal Financial
                              Officer)


SCOTT GILLIS*             Senior Vice President
--------------------          and Controller
N. Scott Gillis           (Principal Accounting
                              Officer)


JAMES R. BELARDI*             Director
--------------------
James R. Belardi


/s/ LORIN M. FIFE             Director             December 18, 1995
--------------------
Lorin M. Fife


JANA W. GREER*                Director
--------------------
Jana W. Greer

SUSAN L. HARRIS*              Director
--------------------
Susan L. Harris


GARY W. KRAT*                 Director
--------------------
Gary W. Krat


PETER MCMILLAN*               Director
--------------------
Peter McMillan


JAY S. WINTROB*               Director
--------------------
Jay S. Wintrob



* By: /s/ LORIN M. FIFE       Attorney-in-Fact
     -------------------
         Lorin M. Fife

Date:  December 18, 1995

                                 EXHIBIT INDEX

                                                            Sequentially
Exhibit          Description                                Numbered Pages
-------          -----------                                --------------
(10)             Consent of Independent Accountants

(14)             Diagram and Listing of All Persons
                 Directly or Indirectly Controlled
                 By or Under Common Control with
                 Anchor National Life Insurance
                 Company, the Depositor of Registrant

(27)             Financial Data Schedules